SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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DWS INVESTMENTS VIT FUNDS

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DWS FUNDS

April 7, 2006

Dear Shareholders:

You are being asked to vote on a number of subjects related to DWS funds you own, and we would like to explain what these votes are about. This proxy may look complicated, but it represents an effort to simplify your fund’s governance system, fee and expense structure and investment policies. It is the result of a long-term study and many meetings by your fund’s Board.

You own one, if not more, DWS funds. These funds may have had other names in the past (Kemper, Morgan Grenfell, Alex Brown, Bankers Trust, Deutsche) and prior to February 6, 2006, the DWS funds were known as the Scudder funds. Because Deutsche Asset Management (“DeAM”) has built its mutual fund business by buying other firms, a number of DWS funds were very similar, if not identical, in nature. Some were offered just to certain types of investors and many, even those with similar names and investment objectives, had differing fee structures because of their different history.

Because it is expensive to manage small mutual funds and inefficient to have several funds with similar investment goals, the board members and DeAM worked over the past two years to merge or liquidate some funds. The goal was to lower expenses and concentrate investment management talent on fewer but larger investment portfolios. You may have been asked to approve some of these transactions in the past. This rationalization of fund offerings can be expected to continue.

The board also looked at the governance system of the funds. Because DeAM manages funds historically that were part of various other fund groups over the years, there are now several differently composed boards which oversee the DWS funds. This means that DeAM executives spend a great deal of time dealing with individual boards, most often reviewing the same issue or policy with each of these boards. Because this is time consuming and inefficient, the board members of two of the three primary DWS fund boards decided that shareholders would be served better if the boards combined and the board members work together as one board to discuss and decide important issues.

The board members of your funds oversee a wide scope of mutual fund operations, including fund performance monitoring, fund contract and fee reviews, and a variety of policies and procedures. These policies and procedures cover shareholder statements, exchange privileges, online web services, the funds’ code of ethics, proxy voting, anti-money laundering procedures, privacy policies, brokerage allocations and soft dollar polices, fair valuation of securities, arrangements with brokers and dealers, tax and accounting issues, auditing and financial statements, and shareholder reports, to name a few.

To enhance our oversight over all these matters, the board is unanimously recommending that you approve a slate of board members that will combine two DWS boards into a single board. The board members of this combined board, all but one independent of DeAM, have over 150 years of experience as mutual fund board members and their backgrounds and experiences are both diverse and relevant to the variety of tasks and issues that face a mutual fund board.

In addition to voting for a unified board, you are being asked to vote on several other proposals that would standardize and simplify fund documents, operations and policies. We are seeking your approval to adopt these proposals, which have been developed by your board members and DeAM to enhance your fund’s investment operations and hopefully, results. These other proposals can be summarized as follows:

1)	Approve an amended and restated investment management contract with the investment adviser;

2)	Approve an amended and restated investment management contract with Deutsche Investment Management Americas Inc. (“DeIM”);

3)	Approve a narrowed list of fundamental investment policies for the funds;

4)	Approve a new sub-adviser approval policy; and

5)	Approve other policies and governing documents that will provide flexibility to modify operations, minimize compliance risk and reduce costs to shareholders.

Your board recommends that you approve an amended and restated investment management contract with the investment adviser. This action will standardize the form of investment management contract in place for the funds overseen by the consolidated board, which in part will make it easier for the funds to employ sub-advisers than permitted by the current contracts. There will be a separate administrative services contract that will result in greater flexibility for your board members to make administrative changes without seeking shareholder approval, which is both expensive and time consuming.

Advisory fees will stay the same. Under applicable law, they can be increased in the future only with the approving vote of fund shareholders. However, the funds will see increases in administrative fees reflecting an effort to standardize administrative fees. Caps on total expenses would offset the effects of any increase through September 30, 2006, which is the normal contract renewal period for the funds.

The board also recommends that you approve an amended and restated investment management contract with DeIM, which will become effective within two years of the shareholder meeting upon board approval. This contract is intended to permit DeAM to consolidate its mutual fund operations within one investment advisory entity if the board deems such consolidation advisable. The fees and services provided under the contract would remain the same; only the name of the investment adviser and the terms of the contract would change.

The board also recommends that you approve standardized fundamental investment policies. DeAM’s acquisition of different mutual fund firms has resulted in a lack of consistency across the fundamental investment policies of its funds. All mutual funds have certain fundamental policies designed to ensure that the funds are invested in a manner consistent with their investment objectives and to achieve certain other regulatory objectives. DeAM recommended and the independent Board members determined that it would be more efficient and, in the long run, less expensive, and make them more flexible for investment in new products, as well as to standardize and simplify the policies.

The board recommends that you approve changes to your fund’s declaration of trust as part of an effort to standardize the governing documents across all DWS funds overseen by the proposed combined board. These changes would also provide the Board with increased flexibility to adjust operations to be more efficient, to minimize compliance risks and control costs to shareholders. For example, we are increasingly concerned about rising fund costs and are aware that the maintenance of multiple share classes with many small accounts may not be serving the interests of most shareholders. We intend to study these types of issues further but need flexibility to solve them.

The proposals represent the culmination of an extensive work effort between your board members and DeAM to enhance the quality, cost efficiency, and flexibility of services delivered for the benefit of your funds. Your board members urge you to approve the adoption of all these proposals. Going forward, please know that your board members are wholeheartedly committed to ensuring that the best interests of your investments are being served at all times.

Very truly yours,

Martin J. Gruber
Richard J. Herring
Graham E. Jones
Rebecca E. Rimel
Philip Saunders, Jr.
William N. Searcy, Jr.

Questions & Answers

Q&A

Q	Why am I receiving this proxy statement?

A	Today’s DWS funds include the best offerings from what was at one time six different fund organizations. (Prior to February 6, 2006, the DWS funds were known as the Scudder funds; a table showing the new name of each fund is attached to this Proxy Statement as Appendix A.) While we expect this process of fund consolidation to continue, this proxy statement also seeks shareholder approval of a number of other proposals aimed at enhancing the efficiency of the DWS funds’ operations, including:

•	election of a common board to oversee most of the DWS funds, including your fund;
•	adoption of a common form of investment management agreement with your fund’s current investment adviser;
•	adoption of a common form of investment management agreement with Deutsche Investment Management Americas Inc., an affiliate of your fund’s current investment adviser, to be implemented within two years if approved by the Board;
•	adoption of a sub-adviser approval policy;
•	adoption of common fundamental investment restrictions; and
•	adoption of a common form of agreement and declaration of trust (“Declaration of Trust”) for your fund.

Each of the Proposals is described in more detail below.

Q	I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of the funds. Why am I being asked to vote on a proposal for DWS fund shareholders?

A	You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in the DWS funds. Although you receive the gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in the DWS funds. Thus, you are not the “shareholder” of a DWS fund; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the DWS fund shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of a DWS fund, whether or not they are shareholders, are described as voting for purposes of the Proxy Statement.

After carefully reviewing the Proposals, your fund’s board has determined that these actions are in the best interests of your fund. Your fund’s board unanimously recommends that you vote FOR the proposed slate of nominees to the Board and FOR each of the Proposals applicable to your fund.

Q&A continued

PROPOSAL TO ELECT BOARD MEMBERS

Q	Why am I being asked to vote for board members?

A	Your fund’s board and the board of certain other DWS Funds (“Boston DWS Funds”) recommend that the New York DWS Funds (which include your fund) and the Boston DWS Funds be overseen by a unified board composed primarily of the same group of individuals. (The geographic references in the preceding sentence indicate the location in which the board of each DWS fund historically has held most of its meetings.) All the nominees except Axel Schwarzer, head of Deutsche Asset Management, currently serve as independent board members of the New York DWS Funds or the Boston DWS Funds. To accomplish this objective, the board of each New York DWS Fund, including your fund, and each Boston DWS Fund has nominated, and is recommending that shareholders approve, a common, unified board.

Q	Why does my fund’s board recommend this proposal?

A	Your fund’s board believes that a unified group board structure (i) will benefit each DWS fund by enhancing the effectiveness of board oversight of the DWS funds, their management and other service providers and (ii) will facilitate uniform oversight of the DWS funds and standardization of service arrangements and policies among the DWS funds. Additionally, your fund’s board believes that your fund would benefit from the diversity and experience of the nominees that would comprise the expanded board if this proposal is approved.

Q&A continued

PROPOSAL TO APPROVE AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENTS

Q	Why am I being asked to vote on two Investment Management Agreements?

A	The proposed Investment Management Agreements are part of a broader program initiated by Deutsche Asset Management to simplify and standardize the expense structures and related contracts for the DWS Funds and to consolidate investment management activities for the DWS Funds in one advisory entity. (Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”), Investment Company Capital Corp. (“ICCC”), Deutsche Bank Trust Company Americas and DWS Trust Company. DeIM, DeAM, Inc. and ICCC may be referred to collectively in this Proxy Statement as “Deutsche Asset Management.”)

First, you are being asked to approve an amended and restated Investment Management Agreement with your fund’s current investment adviser, DeAM, Inc. Currently, for some funds, the management agreement for the fund contemplates the provision by the investment adviser of both investment advisory and administrative services, and the management fee payable by the fund compensates the investment adviser for both types of services. For these funds, the provision of investment advisory services and administrative services are each covered under a separate contract with separate fees. Deutsche Asset Management has proposed to adopt a standard form of agreement for all funds, under which the investment adviser would provide portfolio management and related services under one agreement and administrative services under a separate agreement, with two separate fees.

Second, you are being asked to approve an amended and restated Investment Management Agreement with DeIM to be implemented within two years of the date of the shareholder meeting upon approval by the members of your fund’s board who are not “interested persons” (the “Independent Board Members”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). DeIM currently serves as investment manager to all the Boston DWS Funds, and Deutsche Asset Management proposes to consolidate investment management activities for the New York DWS Funds and Boston DWS Funds in a single entity in order to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. There is currently substantial overlap in personnel, policies, procedures and supervisory oversight among DeIM and DeAM, Inc. The deferral in implementing your fund’s Investment Management Agreement with DeIM is needed to permit Deutsche Asset Management a sufficient amount of time (which may vary for different funds) to plan, prepare and institute the necessary arrangements for Deutsche Asset Management to consolidate its mutual fund operations with DeIM.

You are being asked to vote on both Investment Management Agreements because the 1940 Act requires shareholder approval of the Investment Management Agreements for each fund. You are not being asked to vote on the proposed new administrative services agreement, which requires only board approval.

Q&A continued

Q	Will the services provided and fees charged change if shareholders approve the Investment Management Agreements?

A	In the aggregate, the scope of services provided to your fund by, and the fees paid to, its current investment adviser would remain largely unchanged, although the funds will see increases in administrative fees reflecting an effort to standardize administrative fees. However, caps on total expenses would mitigate the effects of any increase through September 30, 2006, which is the normal contract renewal period for the fund. The services and fees will not change if the Investment Management Agreements with DeIM are approved.

Q	Why did my fund’s board recommend these proposals?

A	Your fund’s board believes that the amended and restated Investment Management Agreement with DeAM, Inc. would benefit your fund because the board would have greater flexibility to make future changes regarding your fund’s administrative services arrangements that it believes to be in the best interests of shareholders without the time and expense of seeking shareholder approval. Further, your fund’s board believes that the Investment Management Agreement with DeIM will benefit your fund by enhancing the efficiency and oversight of investment management operations within a single entity.

Q	What will happen if shareholders do not approve the Investment Management Agreements?

A	If shareholders do not approve the amended and restated Investment Management Agreement with DeAM, Inc., it will continue to manage your fund pursuant to your fund’s current advisory agreement. If shareholders approve the agreement with DeAM, Inc. but do not approve the agreement with DeIM, the agreement with DeIM will not be implemented.

Q&A continued

PROPOSAL TO APPROVE A SUB-ADVISER APPROVAL POLICY

Q	Why am I being asked to vote on this proposal?

A	Your fund’s board is seeking to amend your fund’s current policy on appointing and terminating sub-advisers and amending sub-advisory agreements. Under the current policy, consistent with applicable law, shareholders must approve any sub-advisory contract with an unaffiliated sub-adviser. The proposal, if adopted, would permit your fund’s investment adviser, subject to the approval of your fund’s board, including a majority of the Independent Board Members, and to the receipt of an exemptive order from the Securities and Exchange Commission, to appoint and replace unaffiliated sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval.

Q	Why did my fund’s board recommend this proposal?

A	Your fund’s board recommends this proposal to provide the investment adviser with greater flexibility in selecting, supervising and evaluating sub-advisers without incurring additional expense and potential delays in seeking shareholder approval, while remaining subject to board oversight and supervision.

PROPOSAL TO APPROVE THE REVISION OF

FUNDAMENTAL INVESTMENT RESTRICTIONS

Q	Why am I being asked to vote for the revision of my fund’s fundamental investment restrictions?

A	Your fund’s board is seeking to revise certain of your fund’s current fundamental investment restrictions. In order to revise investment restrictions that are “fundamental,” the 1940 Act requires shareholder approval.

Q	Why did my fund’s board recommend this proposal?

A	Your fund’s board, together with Deutsche Asset Management, has reviewed your fund’s fundamental investment restrictions with the goals of simplifying them and conforming them with the fundamental investment restrictions of other DWS Funds. This will simplify the process of monitoring compliance with investment restrictions. This Proposal seeks shareholder approval of changes intended to further these goals.

Q	What effect would the revisions to my fund’s fundamental investment restrictions have on my fund?

A	The proposed revised restrictions do not affect the investment objectives of your fund, which would remain unchanged. Except in certain circumstances, the proposed modifications are not expected to significantly affect the manner in which your fund is managed. However, if certain changes are approved (e.g., greater authority to borrow money or to purchase restricted securities) and a fund utilizes that increased authority, a fund may be subject to higher risks than previously.

Q&A continued

PROPOSAL TO APPROVE THE AMENDED AND

RESTATED DECLARATION OF TRUST

Q	Why am I being asked to vote on this proposal?

A	DeAM, Inc. is seeking to amend your fund’s current Declaration of Trust. Under applicable state law, the proposed amendments require shareholder approval.

Q	What is a Declaration of Trust?

A	A Declaration of Trust is the constitutional document that governs the corporate actions of a fund that is part of a Massachusetts business trust (a “Trust”). A Declaration of Trust sets forth, among other things, details regarding the organization of the fund, shareholder rights, powers of the board of a fund and the characteristics of fund shares. You will be asked to vote to approve an amended and restated Declaration of Trust (see Proposal IV-A) and to approve further amendments to that amended and restated Declaration of Trust (see Proposal IV-B).

Q	Why am I being asked to approve both an Amended and Restated Declaration of Trust (Proposal IV-A) and further amendments to that Amended and Restated Declaration of Trust (Proposal IV-B)?

A	The current Declaration of Trust of the Trust requires a majority vote of shareholders to make most amendments to the declaration, but requires two-thirds of shareholders to approve any amendment diminishing or eliminating the voting rights of a shareholder. The amendments to the current declaration proposed in Proposal IV-A do not affect the voting rights of applicable shareholders, whereas the further amendments proposed in Proposal IV-B (the “Further Amendments”) do affect such rights. As a result, a majority vote will be required to approve the amended and restated Declaration of Trust in Proposal IV-A, but a two-thirds vote of shareholders will be required to approve the Further Amendments to that amended and restated Declaration of Trust. If shareholders of the Trust approve Proposal IV-A, but not Proposal IV-B, the Trust will be governed by an amended and restated Declaration of Trust that does not contain any of the Further Amendments.

Q	Why did my fund’s board recommend this proposal?

A	Your fund’s board believes that it is in the best interests of shareholders to modernize the fund’s Declaration of Trust and to make it uniform across all of the Trusts that the proposed unified Board would oversee. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and to provide more flexibility for the operations of the Funds, within the limits of applicable law.

Q	What effect would the adoption of an amended and restated Declaration of Trust have on my fund?

A	A description of the primary differences between your fund’s current Declaration of Trust and its amended and restated Declaration of Trust is set forth in Proposal IV of the attached Proxy Statement. Adoption of an amended and restated Declaration of Trust will not alter in any way the Board Members’ existing fiduciary obligations to act with due care and in the shareholders’ interests, nor will your fund’s current investments and investment policies change by virtue of the adoption of an amended and restated Declaration of Trust.

Q&A continued

GENERAL

Q	How can I vote?

A	You can vote by mail, by sending the enclosed voting instruction form, signed and dated, to us in the enclosed envelope.

Please take the time to read the full text of the Proxy Statement before you vote.

Q	Whom should I call for additional information about the attached proxy statement?

A	Please call Computershare Fund Services, your fund’s proxy solicitor, at 1-866-340-2424.

DWS EQUITY 500 INDEX VIP

DWS SMALL CAP INDEX VIP

DWS RREEF REAL ESTATE SECURITIES VIP

345 Park Avenue

New York, New York 10145

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 5, 2006

This is the formal agenda for your Fund’s shareholder special meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of the DWS funds listed above:

A special meeting of the shareholders of each DWS fund listed above will be held on May 5, 2006, at 4:00 p.m. (Eastern time), at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following (each, a “Proposal”):

PROPOSAL I:	Election of Board Members
PROPOSAL II-A:	Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc.
PROPOSAL II-B:	Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.
PROPOSAL II-C:	Approval of a Sub-Adviser Approval Policy
PROPOSAL III:	Approval of Revised Fundamental Investment Restrictions
PROPOSAL IV-A:	Approval of Amended and Restated Declaration of Trust
PROPOSAL IV-B:	Approval of Further Amendments to the Amended and Restated Declaration of Trust

The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments thereof.

Holders of record of shares of each Fund listed above at the close of business on February 10, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal for any Fund is not obtained at its Meeting, the persons named as proxies may propose one or more postponements or adjournments of the Fund’s Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment as to a matter involving a vote of the Trust of which a Fund is a series or a vote of an individual Fund will require the affirmative vote of a majority of the votes cast on the question by shareholders of the Trust or by shareholders of the Fund, respectively, present in person or by proxy at the session of the Meeting to be adjourned. A postponement is a decision by a plurality of the Board, or a designated committee thereof, of the applicable Fund. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of such Proposal and will vote AGAINST any such adjournment those proxies to be voted against such Proposal.

This notice and the related proxy material are first being mailed to shareholders on or about April 7, 2006. This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Board,

John Millette

Secretary

April 7, 2006

We urge you to mark, sign, date and mail the enclosed proxy card or voting instruction form in the postage-paid envelope provided so that you will be represented at the meeting.

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY

OR LIFE INSURANCE CONTRACTS INVESTED IN THE FUNDS

This document contains a Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on important issues relating to your investment in the Funds. If you complete and sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on each Proposal applicable to your Fund. If you do not return your voting instruction form, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Proxy Statement carefully and fill out your voting instruction form and return it by mail. Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations. You may receive more than one voting instruction form because several shareholder special meetings are being held in connection with this proxy statement. If so, please return each one.

If you have any questions, please call Computershare Fund Services, your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-340-2424), or contact your insurance company.

INSTRUCTIONS FOR SIGNING PROXY CARDS AND

VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Both parties should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr.	John B. Smith

UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

April 7 , 2006

GENERAL

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of each of the DWS funds listed in the enclosed Notice of a Special Meeting of Shareholders (each, a “Fund” and collectively, the “Funds”), to be held concurrently at the offices of Deutsche Asset Management (together with its affiliates, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Investment Company Capital Corp. (“ICCC”), “Deutsche Asset Management”), 345 Park Avenue, New York, New York 10154, on May 5, 2006, at 4:00 p.m. (Eastern time), and at any and all adjournments thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each, a “Proposal” and collectively, the “Proposals”).

Shares of each Fund are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Funds as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed matters. This Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to the Funds. All persons entitled to direct the voting of shares of the Funds, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement. This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying Proxy Card or Voting Instruction Form, is being mailed to shareholders and Contract Owners on or about April 7, 2006. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

In the descriptions of the Proposals below, the word “Fund” is sometimes used to mean an investment company or series thereof in general, and not the Funds whose shareholders are solicited by this Proxy Statement. In addition, for simplicity, actions may be described in this Proxy Statement as being taken by a Fund that is a series of DWS Investments VIT Funds, a Massachusetts business trust (the “Trust”), although all actions are actually taken by the Trust on behalf of the applicable Fund. The term “Board,” as used herein, refers to the board of trustees of the Trust. The term “Board Member,” as used herein, refers to a person who serves as a trustee of the Trust (a “Trustee”).

The Meeting is being held to consider and to vote on the following Proposals for the Funds, as shown below and as described more fully herein, and such other matters as may properly come before the Meeting:

PROPOSAL I:	Election of Board Members
PROPOSAL II-A:	Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc.

PROPOSAL II-B:	Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.
PROPOSAL II-C:	Approval of a Sub-Adviser Approval Policy
PROPOSAL III:	Approval of Revised Fundamental Investment Restrictions
PROPOSAL IV-A:	Approval of Amended and Restated Declaration of Trust
PROPOSAL IV-B:	Approval of Further Amendments to the Amended and Restated Declaration of Trust

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Reports of the Funds, containing audited financial statements for the applicable fiscal years (each, a “Report”), previously have been furnished to the Funds’ shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 222 South Riverside Plaza, Chicago, Illinois 60606-5808 or by calling 1-800-778-1482. Reports are also available on the DWS Funds’ website at www.dws-scudder.com or at the website of the SEC at www.sec.gov.

PROPOSAL I

ELECTION OF BOARD MEMBERS

The Board of each Fund is recommending that shareholders elect a unified Board for the New York DWS Funds (which include your Fund) and certain other DWS funds (the “Boston DWS Funds”), each of which is listed on Appendix B hereto. (Geographic references merely indicate where the board of each of these funds has historically held most of its meetings.) Accordingly, the Board of each Fund is submitting for election by shareholders of each Fund the slate of 13 individuals listed below (the “nominees”). All but one of the nominees are “independent” Board Members and already serve as a Board Member on one or more DWS funds for which DeAM, Inc., DeIM or ICCC render investment advisory and other services. DeAM, Inc., DeIM and ICCC are each a part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG (“Deutsche Bank”), DeAM, Inc., DeIM, ICCC, Deutsche Bank Trust Company Americas and DWS Trust Company.

Each nominee is familiar with the operations of Deutsche Asset Management. Martin Gruber, Richard Herring, Graham Jones, Rebecca Rimel, Philip Saunders and William Searcy currently serve as Board Members of each New York DWS Fund. Henry Becton, Dawn-Marie Driscoll, Keith Fox, Kenneth Froewiss, Jean Gleason Stromberg and Carl Vogt currently serve as Board Members of each Boston DWS Fund. Axel Schwarzer, CEO of DWS Scudder, currently is not a Board Member of any New York DWS Fund or Boston DWS Fund. Each of the nominees is being submitted for election by the shareholders of each New York DWS Fund and each Boston DWS Fund. Each nominee has indicated a current expectation to serve for a period until he or she reaches the mandatory retirement age, which is currently age 72, except for Mr. Jones, for whom the New York DWS Funds’ Board has granted an exception to retire at age 75. Pertinent information about each nominee as of January 25, 2006 is set forth below. If elected by the shareholders of all the New York DWS Funds and all of the Boston DWS Funds, each Board Member would serve on the Board of at least 39 registered trusts/corporations overseeing at least 85 funds in the current configuration of the DWS funds complex.

In 2004, representatives of various boards with responsibilities for overseeing the DWS funds participated in informal meetings to study ways to coordinate and enhance the governance of the DWS funds, given the number of funds each Board oversees and the increased responsibilities imposed on Board Members generally as a result of recent industry-wide SEC regulatory initiatives and rulemakings. Among the subjects considered by these Board Members was the possible consolidation of Boards so as, among other things, to enhance the effectiveness of Board oversight of Fund operations, facilitate adoption of uniform policies and procedures, and minimize the number of meetings attended by, and duplicative presentations required of, personnel from Deutsche Asset Management. Following the meetings, representatives of the New York DWS Funds and Boston DWS Funds suggested that the corporate governance process might be enhanced by creating a unified Board to govern the New York DWS Funds and Boston DWS Funds. The Boards of the New York DWS Funds and Boston DWS Funds have conducted concurrent Board meetings to familiarize the individual Board Members with one another and to ensure that new standing committees of the proposed unified Board would function well and would accommodate the increased number of funds over which the proposed unified Board would have responsibility.

After extensive discussions and meetings that included other “independent” Board Members, counsel to the Board Members of the New York DWS Funds and the Boston DWS Funds who are not “interested persons” of any of the New York DWS Funds or the Boston DWS Funds, respectively, counsel to the New York DWS Funds and representatives of Deutsche Asset Management, the Nominating and Governance Committees of the Boards of the New York DWS Funds and the Boston DWS Funds, comprised exclusively of Board Members of the New York DWS Funds and Boston DWS Funds who are not “interested persons” of any of the New York DWS Funds or the Boston DWS Funds, respectively, determined that each New York DWS Fund and Boston DWS Fund would be best served if a unified Board was responsible for all such Funds.

At meetings held on September 29, 2005, the Nominating and Governance Committees of the Boards of the New York DWS Funds and the Boston DWS Funds determined to recommend to the full Boards the slate described below for election to the Board of each New York DWS Fund and Boston DWS Fund. At meetings held on September 30, 2005, the Board of each Fund adopted the proposals of its Nominating and Governance Committee and determined to submit this slate of nominees for election by Fund shareholders. Mr. Schwarzer was nominated for election to the Boards at a meeting of the Boards on December 2, 2005.

Board Considerations

The Board considered the nomination of persons to serve as Board Members as part of an overall plan to coordinate and enhance the efficiency of the governance of the New York DWS Funds. In its deliberations, the Board of the New York DWS Funds considered various matters related to the management and long-term welfare of each Fund and the Funds overall, including the following:

•	The independent status of the nominees. If elected, all but one of the nominees would be board members who are not “interested persons” (as that term is used in the Investment Company Act of 1940 (the “1940 Act”)) of any DWS fund they oversee (“Independent Board Members”).

•	The diversity and experience of the nominees that would comprise the expanded Board. The Board noted that the nominees have distinguished careers in government, law, finance, academia and other areas and will bring a wide range of expertise to the expanded Board. In addition, all but one of the nominees have experience as Board Member overseeing other DWS Funds.

•	Standardization of policies among the New York DWS Funds and the Boston DWS Funds. The Board concluded that the unified Board structure would assist it in developing uniform compliance and governance policies that would reflect the best practices of each individual Board.

•	Rationalization of service arrangements. Deutsche Asset Management has recently undertaken a product rationalization program that includes, among other things, the standardization of service arrangements among the New York DWS Funds and the Boston DWS Funds. The Board concluded that greater consistency of service providers and related contractual arrangements across all of the New York DWS Funds and the Boston DWS Funds was in the best interests of shareholders and that a combined Board would facilitate this program.

•	Portfolio manager, chief compliance officer and other management resources committed to Board meetings. Many portfolio managers and other officers for the Funds also act as portfolio managers and officers for other New York DWS Funds and for the Boston DWS Funds. A combined Board would eliminate the need for the portfolio managers and other officers to prepare for and attend duplicative meetings, allowing such personnel more time to focus on the New York DWS Funds’ business.

•	Continuity of Board membership. The Board will be able to provide for appropriate continuity over the years as incumbent members reach the mandatory retirement age of 72 or otherwise resign from the Board.

•	The size of the expanded Board. Recognizing that recent regulatory changes and the increasing complexities of the mutual fund business have substantially increased the responsibilities of mutual fund boards, the Board determined that a larger Board would facilitate greater use of committees to review specific types of issues in greater detail and to develop greater expertise with respect to those issues. Because the expanded Board would oversee a larger number of funds across which the expenses of the Board would be spread, the total cost to the Funds is not expected to change materially if shareholders elect all of the nominees.

Information Concerning Board Member Nominees

Information is provided below for each nominee for election at the Meeting. The first section of the table lists information for each nominee who is an Independent Board Member nominee. Information for Mr. Schwarzer, who would be an “interested” Board Member by virtue of his positions with Deutsche Asset Management, appears in the second section of the table.

Each nominee elected to the Board at the Meeting will serve until his or her successor has been duly elected and qualified, or until he or she resigns or is otherwise removed. Each nominee has indicated a willingness to serve if elected.

Independent Board Member Nominees

Name, Year of Birth, Position with the Fund and Length of Time Served(1),	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to Be Overseen
Henry P. Becton, Jr. 1943 Board Member of Boston DWS Funds since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company(2) (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	87

Dawn-Marie Driscoll 1946 Chairman of Boston DWS Funds since 2004 Board Member of Boston DWS Funds since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute; Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	87

Name, Year of Birth, Position with the Fund and Length of Time Served(1),	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to Be Overseen
Keith R. Fox 1954 Board Member of Boston DWS Funds since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	87

Kenneth C. Froewiss 1945 Board Member of Boston DWS Funds since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000; Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996).	90

Martin J. Gruber 1937 Board Member of New York DWS Funds since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	89

Richard J. Herring 1946 Board Member of New York DWS Funds since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	89

Graham E. Jones 1933 Board Member of New York DWS Funds since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	89

Name, Year of Birth, Position with the Fund and Length of Time Served(1),	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to Be Overseen
Rebecca W. Rimel 1951 Board Member of New York DWS Funds since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	89

Philip Saunders, Jr. 1935 Board Member of New York DWS Funds since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	89

William N. Searcy, Jr. 1946 Board Member of New York DWS Funds since 1993	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation(2) (telecommunications) (November 1989-October 2003)	89

Jean Gleason Stromberg 1943 Board Member of Boston DWS Funds since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	87

Carl W. Vogt 1936 Board Member of Boston DWS Funds since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering(2) (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	87

Interested Board Member Nominee

Name, Year of Birth, Position with the Fund and Length of Time Served(1),	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to Be Overseen
Axel Schwarzer 1958 None	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	85

(1)	Unless otherwise indicated, the mailing address of each Board Member for the New York DWS Funds with respect to fund operations is 345 Park Avenue, New York, NY 10154. The mailing address of each Board Member for the Boston DWS Funds with respect to fund operations is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The mailing address of Axel Schwarzer is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154.
(2)	A publicly held company with securities registered pursuant to the Securities Exchange Act of 1934.

As reported to the Funds, Appendix C to this Proxy Statement sets forth ownership by the Board Member nominees of shares of the Funds as of December 31, 2005. Appendix D to this Proxy Statement sets forth the compensation paid to each nominee by each Fund and the DWS fund complex (which includes other New York DWS Funds and the Boston DWS Funds) for the calendar year 2005.

Certain Indemnification Arrangements

In addition to customary indemnification rights provided by the governing instruments of the Trust, Board Members may be eligible to seek indemnification from the investment adviser in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment adviser has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment adviser (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their Board Members and officers, the investment adviser and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to Independent Board Members of investment companies that they have not engaged in disabling conduct, each Fund’s investment adviser has also agreed, subject to applicable law and regulation, to indemnify the Funds’ Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. Each Fund’s investment adviser is not, however, required to provide indemnification and advancement of expenses: (1) in connection with any proceeding or action with respect to which the Fund’s Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Fund or its shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Members’ duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the investment adviser will survive the termination of the investment management agreements between the applicable Deutsche Asset Management entity and the Fund.

For more information regarding pending regulatory and litigation matters, please see “Market Timing Related Regulatory and Litigation Matters” and “Other Regulatory Matters” in Proposal II-A.

Officers

The officers of each Fund are set forth in Appendix E hereto.

Board Structure

During the calendar year 2005, the Board of the New York DWS Funds met 10 times and each Board Member proposed for re-election at the Meeting attended at least 75% of the meetings of the Board and all committees of which he or she was a member. The Board held over 55 meetings to deal with Fund issues (including regular and special board and committee meetings).

The Board of the New York DWS Funds has established the following standing committees: Audit Committee, Nominating and Governance Committee, Valuation Committee, Fixed Income Oversight Committee, Equity Oversight Committee, Marketing/Shareholder Servicing Committee, Legal/Regulatory/Compliance Committee and Expenses/Operations Committee. The Board of the New York DWS Funds does not have a compensation committee. If the nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Funds. In practice, since December 2004, the Board Members of both the New York DWS Funds and the Boston DWS Funds have held concurrent Board and committee meetings.

In accordance with its written charter, the Audit Committee, formerly known as the Audit and Compliance Committee, assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations to the Board as to the selection of the independent registered public accounting firm, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund’s internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the applicable Fund, its investment advisor and affiliates by the independent registered public accounting firm. Messrs. Jones and Searcy and Drs. Herring and Saunders currently serve as members of the Audit Committee and are expected to be joined by Mr. Fox, Mr. Froewiss and Ms. Stromberg if Proposal I is approved. The Audit Committee met seven times during the calendar year ended December 31, 2005.

The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee, which is composed of Mr. Jones and Ms. Rimel and is expected to include Mr. Becton and Ms. Stromberg if Proposal I is approved, also evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met five times during the calendar year ended December 31, 2005.

The Fixed Income Oversight Committee and Equity Oversight Committees review the performance of applicable Funds. The Fixed Income Oversight Committee is comprised of Messrs. Jones and Searcy and is expected to include Ms. Driscoll, Mr. Fox, Mr. Froewiss and Ms. Stromberg if Proposal I is approved. The Fixed Income Oversight Committee met six times during the calendar year ended December 31, 2005. The Equity Oversight Committee is comprised of Drs. Gruber, Herring and Saunders and Ms. Rimel and is expected to include Mr. Becton and Mr. Vogt if Proposal I is approved. The Equity Oversight Committee met six times during the calendar year ended December 31, 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of each Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters related to each Fund. The Committee is comprised of Ms. Rimel and Mr. Searcy and is expected to include Mr. Becton, Ms. Driscoll, Ms. Stromberg and Mr. Vogt if Proposal I is approved. The Committee met six times during the calendar year ended December 31, 2005.

The Expenses/Operations Committee (formerly known as the Operations Committee) (i) monitors each Fund’s total operating expense levels, (ii) oversees the provision of administrative services to each Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews Deutsche Asset Management’s brokerage practices for each Fund, including the implementation of related policies. The Committee is composed of Messrs. Jones and Searcy and Dr. Saunders and is expected to include Mr. Becton, Ms. Driscoll, Mr. Fox and Mr. Froewiss if Proposal I is approved. The Expenses/Operations Committee met six times during the calendar year 2005.

The Valuation Committee oversees the valuation of each Fund’s securities and other assets. Drs. Herring, Gruber and Saunders are members of the Committee with all the other Board Members as alternates, and the Committee is expected to include Mr. Fox and Mr. Froewiss if Proposal I is approved. See Appendix F for the number of times the Valuation Committee met with respect to each Fund during the calendar year 2005.

The Marketing/Shareholder Servicing Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The Committee is comprised of Drs. Gruber and Herring and Ms. Rimel and is expected to include Ms. Stromberg and Mr. Vogt if Proposal I is approved. The Committee met six times during the calendar year 2005.

It is anticipated that Ms. Driscoll will become Chairman of the Board if Proposal I is approved. Ms. Driscoll has served as Chairman of the Boston DWS Funds Board since June 2004.

Required Vote

Under the Declaration of Trust for the Trust, each nominee receiving a plurality of the votes cast at the Meeting by all shares of the Trust will be elected as a Board Member. All series of the Trust will vote together as a single class on Proposal I.

Each nominee elected to the Board at the Meeting will serve until his or her successor has been duly elected and qualified, or until he or she resigns or is otherwise removed. Each nominee has indicated a willingness to serve if elected. The election of the nominees to the Board of the Trust is not conditioned on similar action being taken by the shareholders of the other DWS Funds.

Recommendation of the Board

The Board believes that the election of each nominee is in the best interests of shareholders of each Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each nominee as set forth in Proposal I.

PROPOSAL II-A

APPROVAL OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT BETWEEN EACH FUND AND DeAM, INC.

The Board has approved, and recommends that shareholders of each Fund approve, an amended and restated investment management agreement between each Fund and DeAM, Inc., a form of which is attached hereto as Appendix G (each, the “Investment Management Agreement”).

A general description of the proposed Investment Management Agreement and a comparison of such agreement to the agreements currently in effect are included below. More detailed comparisons of the agreements are included in Appendix K. The description of the Investment Management Agreement in this Proxy Statement is qualified in its entirety by reference to Appendix G.

The Current Management Agreement for the Funds dated April 30, 2003, was last approved by shareholders of DWS Equity 500 Index VIP and DWS Small Cap Index VIP on March 31, 2003. The reason for such submission to shareholders was to obtain shareholder approval of a provision to permit the investment adviser to delegate some or all of its duties to a non-affiliated sub-adviser. The Current Management Agreement for DWS RREEF Real Estate Securities VIP was approved by the sole shareholder of the Fund in connection with the formation of the Fund. Each Current Management Agreement was most recently approved for continuance by the Board on September 30, 2005.

Description of Investment Management Agreements

Currently, some New York DWS Funds, such as the Funds, have separate contracts with Deutsche Asset Management for investment management services and administrative services. Other New York DWS Funds have management agreements under which Deutsche Asset Management provides both investment management and administrative services. The Investment Management Agreement will cover only portfolio management and related services. The Funds will enter into new administrative services agreements (each, an “Administrative Services Agreement”), which are not required to be voted on at the Meeting, and which will cover administrative services.

Management fees will remain the same under the Investment Management Agreements. Each Fund’s administration fee and the services provided for that fee will change. Deutsche Asset Management proposes to charge a flat fee of 0.10% of average daily net assets to each Fund for administrative services or a minimum fee of $50,000. The Funds will be charged directly for custody, transfer agency and sub-recordkeeping services, by affiliates of Deutsche Asset Management for transfer agency and sub-recordkeeping services and by unaffiliated custodian banks for custody services. In the absence of expense caps, the standardization of administrative fees and the unbundling of certain services from the administration fee would increase the total fees charged by Deutsche Asset Management and its affiliates to the Funds. However, Deutsche Asset Management has agreed to maintain caps on total expenses at their current levels through September 30, 2006, the normal contract renewal period for the Funds, so that the Funds’ total expenses will not increase right away as a result of the new contractual arrangements. A comparison of the fees payable under the current and proposed arrangements is shown at Appendix H and a comparison of current and proposed management fee rates is shown at Appendix I.

The scope of portfolio management and related services provided to each Fund by Deutsche Asset Management and its standard of care as an investment adviser not change as a result of the new contractual arrangements.

Comparison of Current Management Agreements to Investment Management Agreements

Administrative Services. The Funds’ Current Management Agreements do not provide for administrative services, and administrative services are provided under a separate agreement. Other DWS Funds operate under a single agreement providing for both investment management and administrative services.

The Investment Management Agreement, like the Current Management Agreement, will cover only those services related to the management of the Funds’ investments. The Administrative Services Agreement will cover those administrative services currently provided under separate administrative services agreements.

Fees. The advisory fees charged under the Investment Management Agreements will remain the same as under the Current Management Agreements. The management fees under the Investment Management Agreements and administrative fees under the Administrative Services Agreements will not cover certain services necessary to the Funds’ ordinary operations, including custody services, transfer agency services, sub-transfer agency services and regulatory fees. These charges are to be borne by the Funds directly under the new contractual arrangements. Deutsche Asset Management has agreed to cap those expenses through expense reimbursement arrangements applicable to the Fund’s total expenses through September 30, 2006.

Delegation to Unaffiliated Sub-Advisers. Under the Investment Management Agreements, as under the Current Management Agreement, subject to the prior approval of a majority of the members of the Board, including a majority of the Board Members who are not “interested persons” of the Fund or any party to the Investment Management Agreement, and, to the extent required by applicable law, by the shareholders of a Fund, Deutsche Asset Management may, through a sub-advisory agreement or other arrangement, delegate to either an affiliated or unaffiliated sub-adviser any of the duties enumerated in the Investment Management Agreements, including the management of all or a portion of the assets being managed.

Expenses. The Investment Management Agreements require Deutsche Asset Management to bear only those expenses associated with providing investment advisory services. Expenses associated with administration, as noted above, will be part of the separate Administrative Services Agreement. The Funds continue to be responsible for all other expenses incurred in their operations as set forth in the Administrative Services Agreements and any other charges or fees not specifically enumerated in the Current Management Agreements or the current administration agreement.

The proposed fee structure includes separate fees for transfer agency and sub-recordkeeping services for certain Funds, as shown in the chart in Appendix J.

Brokerage Practices. Subject to the policies established by, and any direction from the Fund’s Board, under the Investment Management Agreements Deutsche Asset Management will continue to be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Deutsche Asset Management may explicitly select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) and pay commissions in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction, a practice commonly known as “soft dollars,” if Deutsche Asset Management determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or overall responsibilities that Deutsche Asset Management and its affiliates have with respect to accounts over which they exercise investment discretion.

Each Current Management Agreement also authorizes Deutsche Asset Management to select brokers and dealers for the execution of portfolio transactions, with such limitations as are also described in Appendix K. Under policies adopted by the Boards of each Fund, Deutsche Asset Management cannot use Fund brokerage transactions to pay for research services generated by parties other than the executing broker dealer.

Amendments. The Investment Management Agreements provide that no provision of such Agreement may be modified, unless the party against whom enforcement of the modification is sought provides written authorization and such amendment is approved in a manner consistent with the 1940 Act. The Current Management Agreements do not have a provision permitting such amendments.

Background and Board Considerations

The proposed Investment Management Agreement and related Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by Deutsche Asset Management and intended to, among other things:

•	reduce Deutsche Asset Management’s operational, business and compliance risk while increasing efficiency in its mutual funds operations; and

•	standardize and simplify the expenses and cap structures for Deutsche Asset Management’s mutual fund products.

The Board, all but one of whom are Independent Board Members, conducted a thorough review of the potential implications of the Investment Management Agreement and related Administrative Services Agreement on each Fund’s shareholders. They were assisted in this review by a special committee of the Board formed to review this proposal, by their independent legal counsel and by independent industry consultants. In the subsequent months, the Board and its committee met on numerous occasions to review and discuss the Investment Management Agreement and related Administrative Services Agreement, both among themselves and with representatives of Deutsche Asset Management. In the course of their review, the Board requested and received substantial additional information and negotiated changes to Deutsche Asset Management’s initial proposal.

On September 30, 2005, the Board of each Fund, and its Independent Board Members voting separately, approved the Investment Management Agreement and related Administrative Services Agreement with respect to each Fund. The Board also unanimously agreed to recommend that the Investment Management Agreement be approved by each Fund’s shareholders.

In approving the proposed Investment Management Agreement and the proposed Administrative Services Agreement, the Board considered the following factors, among others:

•	The continued separation of the investment management services and general administrative services provided by Deutsche Asset Management into two separate contracts would provide flexibility in the future to adjust the administrative services arrangements of the Funds without the cost of a shareholder meeting.

•	The standardization and simplification of contract provisions and fees charged to the Funds would reduce the risks of operational and compliance errors.

•	The overall scope of the services being provided by Deutsche Asset Management and the standard of care applicable to those services would not be reduced as a result of this restructuring.

•	The Funds will experience modest increases in the total fees paid to Deutsche Asset Management as a result of the effort to standardize fee arrangements.

•	Any expense increases experienced by the Funds as a result of this restructuring are fair and reasonable in relation to the nature and quality of services being provided by Deutsche Asset Management and the long-term benefit of improved efficiencies in both Deutsche Asset Management’s administration and the Board’s oversight of the Funds.

•	The expense limitation adopted by the Board would maintain Fund expenses at current levels through September 30, 2006, the normal contract renewal period for the Funds, and would be reconsidered as part of the Board’s consideration of the future continuance of the agreements.

In reaching this conclusion, the Board did not give any particular weight to any single factor identified above. The Board considered these factors over the course of several meetings, many of which were in executive session with the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual conclusions to approve the proposed new agreements.

In addition to the Investment Management Agreement, the Board approved the new Administrative Services Agreement between each Fund and Deutsche Asset Management, under which Deutsche Asset Management will provide or arrange for the provision of a variety of services for the ordinary operation of each class of the Funds, including accounting and administrative services. To control the total expenses charged to shareholders, Deutsche Asset Management has agreed with the Board to reimburse each Fund for expenses currently above a certain level of total expenses. Appendix L contains more details on these expense reimbursements/advisory fee waivers.

After full and deliberate consideration, and after balancing the costs and benefits to shareholders, on September 30, 2005, the Board determined that, in light of all of the foregoing, the arrangements under the Investment Management Agreement were reasonable and fair to each Fund and its shareholders. Therefore, the Board voted unanimously to approve the Investment Management Agreements and recommend such Agreements to shareholders for their approval.

The Board evaluated the proposed restructuring of the current investment management arrangements in conjunction with its broader annual review of all contractual arrangements between the Funds and Deutsche Asset Management and its affiliates. At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Funds and Deutsche Asset Management, pending shareholder approval of the proposed Investment Management Agreements. The factors considered by the Board in connection with its general contract review, which are also pertinent to its approval of the proposed Investment Management Agreement, are described in Appendix L to this Proxy Statement.

Market Timing Related Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS Funds’ advisers have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS Funds, the Funds’ investment advisers and their affiliates, and certain individuals, including in some cases Fund Board Members, officers, and other parties. Each DWS Fund’s investment adviser has agreed to indemnify the applicable DWS Funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the Funds or their advisers.

With respect to the lawsuits, based on currently available information, the Funds’ investment advisers believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS Funds.

With respect to the regulatory matters, Deutsche Asset Management has advised the Funds as follows:

Deutsche Asset Management expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS Funds. Deutsche Asset Management expects that it will reach settlement agreements with the SEC, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS Funds in accordance with a distribution plan to be developed by an independent distribution consultant. Deutsche Asset Management does not believe that any of the DWS Funds will be named as respondents or defendants in any proceedings. The DWS Funds’ investment advisers do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS Funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, Deutsche Asset Management believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisers, taking into account the particular facts and circumstances of market timing at Deutsche Asset Management and at the legacy Scudder and Kemper organizations prior to their acquisition by Deutsche Asset Management in April 2002. Among the terms of the expected settled orders, Deutsche Asset Management would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. Deutsche Asset Management expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS Funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS Funds, primarily during the 1999-2001 period. With respect to the trading arrangements, Deutsche Asset Management expects that the settlement documents will include allegations related to one legacy Deutsche Asset Management arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current Deutsche Asset Management organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche Fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current Deutsche Asset Management employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The Independent Board Members of the DWS Funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements will be made available at dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters

Deutsche Asset Management is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding Deutsche Asset Management’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS Funds to broker-dealers that sold shares in the DWS Funds and provided enhanced marketing and distribution for shares in the DWS Funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements will be made available at dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Information about the Current Investment Advisers

DeAM, Inc. serves as the investment adviser to each Fund. The name, address and principal occupation of each principal executive officer and director of DeAM, Inc. are set forth below. Unless otherwise indicated, the address of each person is c/o Deutsche Asset Management, Inc., 345 Park Avenue, Mailstop NYC20-1626, New York, New York 10154.

Officer	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder

Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and DWS Scudder

Jennifer Birmingham	Chief Financial Officer and Treasurer	Director, Private Clients and Asset Management

A. Thomas Smith	Secretary and Chief Legal Officer	Head of Asset Management Legal-Americas and Head of the Asset Management Global Practice Group

Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management

Philip W. Gallo	Chief Compliance Officer	Head of Asset Management Compliance

Officer	Position	Principal Occupation
Joseph Rice(1)	Assistant Treasurer	Director, Group Treasury, Americas

Niral Kalaria	Assistant Secretary	Senior Counsel for Asset Management

John H. Kim	Assistant Secretary	Senior Counsel for Asset Management

(1)	Mr. Rice’s address is 60 Wall Street, New York, New York 10005.

DeAM, Inc. is a wholly owned subsidiary of DBAH Capital, LLC, which is in turn a wholly owned subsidiary of Deutsche Bank Americas Holding Corporation (“DBAHC”). DBAHC is a wholly owned subsidiary of Taunus Corporation, which is in turn a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. DBAH Capital, LLC, DBAHC and Taunus Corporation are located at 60 Wall Street, New York, New York 10005. Deutsche Bank is located at Taunusanlage 12, Frankfurt am Main, Germany.

See Appendix E for positions held by the officers of the Fund with DeAM, Inc. or its affiliates.

DeAM, Inc. acts as investment adviser to mutual funds (the “Similar Funds”) having a similar investment objective to certain of the Funds. Appendix M sets forth information regarding the Similar Funds.

Appendix N sets forth information about each Fund’s relationship with DeAM, Inc. and certain affiliates of DeAM, Inc.

Required Vote and Other Information

Each Fund will vote separately with respect to approval of its proposed Investment Management Agreement. For each Fund, approval of the proposed Investment Management Agreement requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

The Investment Management Agreement would take effect for a Fund on the first day of the following month if the Meeting at which shareholders of that Fund approve the Agreement is held on or before the 15th day of the month. If the Meeting at which shareholders approve the Agreement is after the 15th day of the month, the Agreement for that Fund would take effect on the first day of the next succeeding month. (For example, if shareholders of a Fund approve the Agreement on May 5, 2006, the Agreement for that Fund would take effect on June 1, 2006. If the shareholders approve the Agreement on May 20, 2006, the Agreement would take effect on July 1, 2006.)

In the event that shareholders of a Fund do not approve the Investment Management Agreement for such Fund, the Current Management Agreement and current administrative services agreement for such Fund would remain in effect, and the Board would take such action as it deems in the best interest of the Fund and its shareholders. If shareholders of some of the Funds approve Proposal II-A and others do not, the Investment Management Agreement will go into effect for those Funds whose shareholders approve Proposal II-A, and the Board will consider what further actions may be appropriate with respect to Proposal II-A for those Funds that did not approve Proposal II-A.

Recommendation of the Board

The Board of each Fund believes that approval of the proposed Investment Management Agreement is in the best interest of shareholders of the Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the Investment Management Agreement as set forth in Proposal II-A.

PROPOSAL II-B

APPROVAL OF AN AMENDED AND RESTATED INVESTMENT MANAGEMENT

AGREEMENT WITH DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

(ALL FUNDS)

Each Fund’s Board has approved, and recommends that shareholders of each Fund approve, an amended and restated investment management agreement between the Fund and DeIM (the “DeIM Agreement”). The fees to be charged and the services to be provided by DeIM under the DeIM Agreement are identical to the fees and services to be provided by DeAM, Inc. under the proposed Investment Management Agreement. If approved by Fund shareholders, the DeIM Agreement would become effective within two years of the date of the Meeting, upon approval by the Fund’s Independent Board Members.

Approval of the DeIM Agreement by the Fund’s shareholders will permit Deutsche Asset Management, upon the approval of the Fund’s Independent Board Members, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the DeIM Agreement is needed to permit Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for DeIM to consolidate Deutsche Asset Management’s U.S. mutual fund operations within a single asset management entity.

Please refer to Proposal II-A and Appendix K for a complete discussion of the proposed Investment Management Agreement and the differences between that agreement and the Current Management Agreement. The proposed form of Investment Management Agreement is set forth in Appendix G to this Proxy Statement. The DeIM Agreement is identical to the Investment Management Agreement attached as Appendix G except for the name of the investment manager and the dates of execution, effectiveness and initial term.

Board Consideration of DeIM

The factors considered by the Board of the Fund in approving the proposed Investment Management Agreement and continuing the Fund’s Current Management Agreement with DeAM, Inc. are set forth in Proposal II-A and Appendix L.

At a meeting of each Fund’s Board held on February 7, 2006, the Board considered the proposed appointment of DeIM as the Fund’s investment manager and the proposed DeIM Agreement. To assist the Board in its consideration of the DeIM Agreement, as discussed below, the Board received and considered extensive information about DeIM and reviewed the potential implications of the DeIM Agreement on the Fund’s shareholders. On February 7, 2006, the Board, including the Independent Board Members, approved the DeIM Agreement and directed that the DeIM Agreement be submitted to the Fund’s shareholders for approval.

At the February 7, 2006 meeting, representatives of Deutsche Asset Management made a detailed presentation regarding DeIM’s organizational structure, assets under management, financial condition and asset management services. Deutsche Asset Management advised the Board that there were a number of different advisory entities within the business unit as a result of acquisitions over the years and that it was seeking to consolidate the investment management functions for all the DWS Funds within in a single advisory entity in order to simplify the organizational structure of its mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. Deutsche Asset Management advised the Board that the same portfolio managers would be responsible for Fund operations, but as employees of DeIM rather than of DeAM, Inc.

Deutsche Asset Management informed the Board that the deferral in implementing the DeIM Agreement is needed to permit Deutsche Asset Management a sufficient amount of time to plan, prepare and institute the necessary arrangements for DeIM to consolidate Deutsche Asset Management’s U.S. mutual fund operations. Deutsche Asset Management also emphasized to the Board that the DeIM Agreement would be implemented only upon the approval of the Fund’s Independent Board Members based on information they then deemed adequate and necessary to consider these arrangements.

In approving the DeIM Agreement, the Board acknowledged that it was very familiar with the services and capabilities of DeIM as an investment manager to other DWS Funds, and that there was currently substantial overlap between DeAM, Inc. and DeIM, the proposed investment manager, with respect to personnel, policies, investment processes and supervisory oversight. The Board considered factors that it believes relevant to the interests of Fund shareholders, including:

•	The nature, extent and quality of services to be provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (particularly that the Fund would continue to receive services from the same personnel but as employees of DeIM), resources, policies and investment processes. The Board also considered the terms of the DeIM Agreement, including the scope of services to be provided under that agreement and the proposed administrative services agreement. The Board took note of the fact that the proposed DeIM Agreement was substantially identical to the proposed Investment Management Agreement with DeAM, Inc. that it had approved after a thorough review. In this regard, the Board concluded that the quality and range of services to be provided by DeIM should benefit the Fund and its shareholders.

•	The costs of the services to, and profits to be realized by, DeIM and its affiliates from their relationships with the Fund. In analyzing DeIM’s projected costs and profits, the Board also reviewed the fees to be paid to and services to be provided by DeIM and its affiliates with respect to administrative services. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs expected to be incurred by DeIM and its affiliates in providing services to the Fund.

•	DeIM’s practices regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board indicated that it would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. The Board considered the significant attention and resources dedicated by Deutsche Asset Management to documenting and enhancing its compliance procedures in recent years and its substantial commitment of resources to compliance matters. The Board took note of Deutsche Asset Management’s assurances that DeIM had benefited and would continue to benefit from the organization’s commitment to compliance.

•	The commitment of Deutsche Bank, the parent company of both DeIM and DeAM, Inc., to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders as part of the transition from DeAM, Inc. to DeIM. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Fund shareholders.

In approving the DeIM Agreement, the Board did not give particular weight to any single factor identified above. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the DeIM Agreement.

Information Regarding DeIM

The name, address and principal occupation of each principal executive officer and each director of DeIM are set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154.

Officer	Position	Principal Occupation
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer for Deutsche Asset Management Americas and DWS Scudder

Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and DWS Scudder

Jennifer Birmingham	Chief Financial Officer and Treasurer	Director, Private Clients and Asset Management

A. Thomas Smith	Secretary and Chief Legal Officer	Head of Asset Management Legal-Americas and Head of the Asset Management Global Practice Group

Mark Cullen	Executive Vice President	Global Chief Operating Officer for Asset Management

Pierre de Weck(1)	Executive Vice President	Global Head of Private Wealth Management and Member of Group Executive Committee

Philip W. Gallo	Chief Compliance Officer	Head of Asset Management Compliance

Joseph Rice(2)	Assistant Treasurer	Director, Group Treasury, Americas

Niral Kalaria	Assistant Secretary	Senior Counsel for Asset Management

John H. Kim	Assistant Secretary	Senior Counsel for Asset Management

(1)	Mr. de Weck’s address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB.
(2)	Mr. Rice’s address is 60 Wall Street, New York, New York 10005.

DeIM is a wholly owned subsidiary of DBAHC. DBAHC is a wholly owned subsidiary of Taunus Corporation, which in turn is a wholly owned subsidiary of Deutsche Bank. DBAHC and Taunus Corporation are located at 60 Wall Street, New York, New York 10005.

Required Vote and Other Information

Each Fund will vote separately with respect to approval of the proposed DeIM Agreement. For each Fund, approval of the proposed DeIM Agreement requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

In the event that Fund shareholders approve Proposal II-A but do not approve Proposal II-B, the Investment Management Agreement for the Fund would go into effect as outlined under Proposal II-A but the DeIM Agreement will not be implemented. The Board of the Fund would then take such action as it deems in the best interest of the Fund and its shareholders.

Recommendation of the Board

The Board of each Fund believes that approval of the proposed DeIM Agreement is in the best interest of shareholders of the Fund. Accordingly, the Board unanimously recommends that Fund shareholders vote FOR approval of the DeIM Agreement as set forth in Proposal II-B.

PROPOSAL II-C

APPROVAL OF A SUB-ADVISER APPROVAL POLICY

The Board of each Fund has approved, and recommends that shareholders of the Fund approve, a policy that would permit Deutsche Asset Management, subject to the approval of the Board and a majority of the Independent Board Members, to appoint and replace sub-advisers without shareholder approval (the “Sub-Adviser Approval Policy”). In addition, the Board approved, and recommends that shareholders of the Fund approve, a policy that would permit Deutsche Asset Management to change the sub-advisory agreement, as applicable, for the Funds in the future without shareholder approval. If approved by the Fund’s shareholders, the policy would apply only to sub-advisers that are not affiliated with Deutsche Asset Management.

Statutory Authority

Under the 1940 Act, no person may serve as an investment adviser, including as a sub-adviser, to an investment company except pursuant to a written contract that has been approved by the shareholders of the company. As a result, without an order exempting the Funds from these provisions or an SEC rule, the Funds would be unable to implement the proposed sub-adviser approval policy as set forth in this proposal. The Funds intend to file an application with the SEC for an exemptive order permitting the Funds to implement the policy. While a number of other mutual funds complexes have obtained such exemptive relief, there can be no assurance that the Funds’ exemptive application will be granted. The SEC proposed Rule 15a-5 under the 1940 Act in October 2003, to permit the appointment and termination of unaffiliated sub-advisers and amendments to sub-advisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 since its proposal, and there is no assurance that the rule will be adopted as proposed.

It is generally a condition of such exemptive orders and proposed Rule 15a-5 that shareholder approval be obtained before a sub-adviser approval policy is implemented.

Current Sub-Adviser Approval Process

Currently, after obtaining approval by the Board and a majority of the Independent Board Members, the Fund’s shareholders must approve any sub-advisory contract between Deutsche Asset Management and another investment adviser (other than an adviser controlled by or under common control with Deutsche Asset Management) pursuant to which the other adviser provides the Fund with investment management services.

Proposed Sub-Adviser Approval Policy

The Sub-Adviser Approval Policy would permit Deutsche Asset Management, subject to the approval of the Board, including a majority of the Independent Board Members, to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval.

If the Sub-Adviser Approval Policy is adopted, the Board, including the Independent Board Members, will continue to evaluate and approve all new sub-advisory contracts between Deutsche Asset Management and any sub-adviser, as well as all changes to existing sub-advisory contracts. In addition, the Fund and Deutsche Asset Management will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever Deutsche Asset Management acts under the Sub-Adviser Approval Policy, including any shareholder notice requirements.

Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by a Fund to its investment adviser or the investment adviser’s duties and responsibilities toward the Fund under the current or proposed Investment Management Agreement between DeAM, Inc. and the Fund or the proposed Investment Management Agreement with DeIM.

Benefits of the Sub-Advisor Approval Policy

The Board believes that it is in the best interest of the Fund’s shareholders to give Deutsche Asset Management greater flexibility to select, supervise and evaluate sub-advisers without incurring the expense and potential delay of seeking specific shareholder approval. Under current applicable law, while a change in investment management arrangements involving one or more sub-advisers can be put into place promptly on a temporary basis, a Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. If Deutsche Asset Management and the Board are authorized to implement the Sub-Adviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated sub-adviser when the Board and the investment adviser believe that the appointment would benefit the Fund and its shareholders.

The Board also believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisers in Deutsche Asset Management, subject to review and approval by the Board, in light of the investment adviser’s significant experience and expertise in this area. The Board believes that investors may choose to invest in the Funds because of the investment adviser’s experience in this respect. Finally, the Board will oversee the sub-adviser selection process to ensure that shareholders’ interests are protected whenever the investment adviser selects a sub-adviser or modifies a sub-advisory contract. The Board will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board believes that its review and approval will ensure that the investment adviser continues to act in the best interests of the Fund and its shareholders.

Required Vote

Each Fund will vote separately on the Sub-Adviser Approval Policy. Approval of the Sub-Adviser Approval Policy with respect to a Fund requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If the shareholders of a Fund fail to approve the Sub-Adviser Approval Policy, the current policy will remain in effect for that Fund.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” Proposal II-C.

PROPOSAL III

APPROVAL OF THE REVISION OF

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions or policies that are “fundamental,” meaning that they cannot be changed without shareholder approval. Over time, some Funds adopted fundamental restrictions to reflect certain regulatory, business or industry conditions. Changes in applicable law or regulation now permit investment companies like the Funds to remove or revise certain of these restrictions, if approved by the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the applicable Fund. In addition, different DWS Funds have adopted different language for similar restrictions and/or have restrictions that are combined in different ways.

Each Fund’s Board has concluded that certain restrictions should be revised based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. At the Meeting, shareholders will be asked to approve the revised restrictions. A list of the restrictions that would apply to each Fund if each proposal is approved by its shareholders is set forth in Appendix O.

The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The proposed modifications are expected to facilitate the management of the Funds’ assets and simplify the process of monitoring compliance with investment restrictions.

Except as noted below, the 1940 Act does not require these investment restrictions to be fundamental.

The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged. The Funds will continue to be managed in accordance with the investment parameters described in their Prospectuses and Statements of Additional Information and in accordance with applicable law. Certain of the revised restrictions would give the Funds an increased ability to engage in certain activities, as described in more detail below. The Board may adopt such non-fundamental investment restrictions for the Funds as it determines to be appropriate and in the shareholders’ best interests, and those restrictions could be adopted without shareholder approval. Except where indicated below, the proposed modifications are not expected to affect significantly the manner in which the Funds are managed. Certain of the proposed changes could result in a material increase in the level of investment risk associated with an investment in a particular Fund, if a proposal provides greater authority (to borrow money, for example), and that Fund utilizes that increased authority. The increased risks to the Funds are detailed below.

Each Fund’s Board unanimously recommends that shareholders approve the proposal to amend or remove each Fund’s fundamental investment restrictions, as discussed below. The Funds affected by the proposed changes are listed in italics at the beginning of each section. Each section sets out the fundamental investment restrictions that will apply to each Fund if shareholders of that Fund approve the proposal.

In certain modified investment restrictions below, the reference to interpretation or modification by a regulatory authority having jurisdiction is intended to include no-action letters or interpretive positions or releases issued by the staff of the SEC or another regulatory agency with jurisdiction over the Funds.

Shareholders will be asked to vote on each proposed revised fundamental investment restriction separately on their enclosed Proxy Card or voting instruction form.

Proposal III-A: Borrowing Money.

Funds to which this Proposal applies: Each Fund.

If shareholders of a Fund approve Proposal III-A, the Fund’s current fundamental investment restriction on borrowing money would be modified to read as follows:

“The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33 1/3% of its total assets, as under the Funds’ current restrictions. However, the borrowing authority of the Funds varies with respect to their ability to engage in reverse repurchase agreements or dollar rolls. (Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund’s agreement to repurchase the securities at an agreed upon date and price, which typically reflects the original purchase price plus the current market rate of interest. In a dollar roll transaction, the Fund sells a security and agrees to buy a substantially similar security for future delivery.)

To limit the risks attendant to borrowing, a Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. To the extent a Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate a Fund’s net investment income in any given period.

Proposal III-B: Pledging Assets.

Funds to which this Proposal applies: DWS Equity 500 Index VIP and DWS Small Cap Index VIP

If shareholders of a Fund approve Proposal III-B, the Fund’s current fundamental investment restrictions on pledging assets would be removed.

Discussion of Proposed Modifications. The pledging restrictions of the Funds could limit a Fund’s ability to borrow on a secured basis.

The Board believes that it is advantageous to remove the fundamental investment restrictions on pledging assets since it would improve the Funds’ investment flexibility and permit them to address the appropriateness of pledging assets on a case-by-case basis, consistent with current industry practice and market conditions.

Pledging or otherwise encumbering Fund assets entails certain risks. For instance, a Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.

Proposal III-C: Senior Securities.

Funds to which this Proposal applies: Each Fund.

If shareholders of a Fund approve Proposal III-C, the Fund’s current fundamental investment restriction on senior securities would be modified to read as follows:

“The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The proposed modification would permit the Funds to issue senior securities up to the most recently prescribed limits under the 1940 Act and accompanying regulatory interpretations. The 1940 Act establishes limits on the ability of the Funds to engage in leverage through the issuance of “senior securities,” a term that is defined, generally, to refer to a Fund’s obligations that have a priority over the Fund’s shares with respect to the distribution of Fund assets or the payment of dividends. The Funds’ current fundamental investment restrictions permit the issuance of senior securities to the extent permitted by the 1940 Act or the Fund’s policies regarding borrowings.

Proposal III-D: Concentration.

Funds to which this Proposal applies: DWS Equity 500 Index VIP and DWS Small Cap Index VIP.

If shareholders of a Fund approve Proposal III-D, the Fund’s current fundamental investment restriction on concentration would be modified to read as follows:

“The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The proposed modification would permit investment in an industry up to the most recently prescribed limits under the 1940 Act and accompanying regulatory interpretations. In addition, the proposed modification will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry. Each Fund currently has, and will continue to have, a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Funds’ current fundamental restrictions are consistent with this interpretation.

Proposal III-E: Underwriting of Securities.

Funds to which this Proposal applies: Each Fund.

If shareholders of a Fund approve Proposal III-E, the Fund’s current fundamental investment restriction on underwriting of securities would be modified to read as follows:

“The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.”

Discussion of Proposed Modifications. The proposed new restriction would revise the current restriction without making any material changes and would conform the Funds’ restrictions in this area to that of other Funds in the fund complex.

Proposal III-F: Real Estate Investments.

Funds to which this Proposal applies: Each Fund.

If shareholders of a Fund approve Proposal III-F, the Fund’s current fundamental investment restriction on real estate investments would be modified to read as follows:

“The Fund may not purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The Funds’ current fundamental investment restrictions generally prohibit the purchase or sale of real estate, but except securities secured by real estate or interests therein and prohibit the holding or selling of real estate except for real estate acquired as a result of the Fund’s ownership of securities.

The proposed restriction would preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate. As a result of exercising its rights attached to real estate-related securities, a Fund could eventually own an interest in real property. If this occurs, the Fund would consider the appropriate action to take with respect to the property, including disposing of the property, consistent with the Fund’s best interests.

Proposal III-G: Commodities.

Funds to which this Proposal applies: Each Fund.

If shareholders of the Fund approve Proposal III-G, each Fund’s current fundamental investment restriction on investing in commodities would be modified to read as follows:

“The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The current policy of each affected Fund prohibits the purchase of physical commodities or contracts related to physical commodities. Physical commodities include bulk goods, such as grains, metals and foodstuffs. Under the proposed policy, each Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. As a result, if this proposal is approved, the Funds would not be restricted from purchasing physical commodities or physical commodity-related instruments. None of the Funds’ investment strategies currently contemplates investments in physical commodities or contracts related to physical commodities, and Deutsche Asset Management does not currently anticipate proposing any changes to such investment strategies to allow such investments. Therefore, amending this investment policy currently is not expected to have a material effect on a Fund, but would provide a Fund with flexibility to invest in physical commodities and contracts related to physical commodities in the future to the extent Deutsche Asset Management and the Board of a Fund determine such investments could assist a Fund in achieving its investment objectives and are consistent with the best interests of the Fund’s shareholders. If a Fund were to invest in a physical commodity or a physical-commodity related instrument, it would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. A Fund’s prospectus would be amended to disclose these risks prior to investing a material portion of a Fund’s portfolio in physical commodities. It should be noted that the current policy does not restrict a Fund from investing in financial commodities and contracts related to financial commodities, such as currencies and stock index futures. The proposed policy would not alter the Funds’ ability to make such investments in financial commodities.

Proposal III-H: Lending.

Funds to which this Proposal applies: Each Fund.

If shareholders of a Fund approve Proposal III-H, the Fund’s current fundamental investment restriction on lending would be modified to read as follows:

“The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend. The Funds’ current fundamental investment restrictions on lending prohibit the making of loans except for the lending of portfolio securities, subject to a limit of 30% or 33 1/3% of the Fund’s total assets, and specify that an investment in short-term obligations or debt instruments does not constitute the making of a loan. All of the Funds specifically exclude repurchase agreements from their lending restrictions. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The SEC frequently treats these agreements as loans.)

The proposed modifications would: (1) permit securities lending and the use of repurchase agreements by all the Funds; and (2) allow the Funds to lend money and other assets – thus becoming a creditor – to the full extent permitted under the 1940 Act. The proposed modifications would also conform each Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they are modified from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

Proposal III-I: Diversification.

Funds to which this Proposal applies: DWS Equity 500 Index VIP and DWS Small Cap Index VIP.

If shareholders of a Fund approve Proposal III-I, the Fund’s current fundamental investment restriction on portfolio diversification would be modified to read as follows:

“The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. These Funds are “diversified” funds under the 1940 Act and, accordingly, must have fundamental restrictions or policies establishing the percentage limitations with respect to investments in individual issuers that they will follow in order to qualify as “diversified.” The “diversified” Funds have restrictions are somewhat more limiting than is necessary in order to qualify as “diversified” funds. They do not reflect the authority that “diversified” funds have to invest a greater portion of assets in other investment companies.

The proposed restriction would modify each Fund’s fundamental investment restrictions regarding the Fund’s classification as a “diversified” fund under the 1940 Act to rely on the definition of the term “diversified” in the 1940 Act rather than stating the relevant limitations expressed under current law. Currently, under the 1940 Act, a “diversified” fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its instrumentalities or securities of other investment companies) if, as a result, as to 75% of its total assets, more than 5% of the value of the fund’s total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund (the “75% test”). Thus, the proposed fundamental investment restriction will apply to each Fund the 75% test, as it may be amended from time to time (without a Fund’s Board or shareholders taking further action).

Proposal III-J: Investing for Control.

Fund to which this Proposal applies: DWS RREEF Real Estate Securities VIP

If shareholders of the DWS RREEF Real Estate Securities VIP approve Proposal III-J the Fund’s current fundamental investment restriction on investing for the purpose of exercising control would be removed.

Discussion of Proposed Modifications. In order to maximize the Fund’s investment flexibility, the Board proposes that the Fund’s restriction relating to investing for the purpose of exercising control or management be removed. The Fund currently does not intend to make investments for the purpose of exercising control.

Proposal III-K: Oil, Gas and Mineral Programs.

Funds to which this Proposal applies: DWS Equity 500 Index VIP and DWS Small Cap Index VIP

If shareholders of a Fund approve Proposal III-K, the Fund’s current fundamental investment restriction on investments in oil, gas and mineral programs would be removed.

Discussion of Proposed Modifications. The Funds’ current restrictions prohibit these investments. In order to maximize each Fund’s investment flexibility, the Boards propose that each Fund’s restriction on oil, gas, and mineral investments be removed.

Investments in oil, gas, and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments, entail certain risks, including price volatility, risks of political and social disturbances, and foreign risks such as the existence of multinational cartels and competition.

Required Vote

Each Fund will vote separately with respect to approval of the proposals to modify or eliminate a fundamental investment restriction. For each Fund, approval of each proposal requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If any proposal is not approved for a Fund, then the Fund’s existing fundamental restriction on that topic will remain in effect, although the Board may take other appropriate action. If shareholders approve the changes to the fundamental investment restrictions of a Fund, such changes will become effective as soon as practicable after the Fund’s prospectus or statement of additional information has been supplemented to describe the new restriction.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” each proposal to modify or eliminate a fundamental investment restriction.

PROPOSAL IV

APPROVAL OF

AN AMENDED AND RESTATED DECLARATION OF TRUST

AND

FURTHER AMENDMENTS TO AN AMENDED AND RESTATED DECLARATION OF TRUST

Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations (in particular, to the 1940 Act) and to state laws. The Funds are subject to Massachusetts law because each Fund is a series of a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under an organizational document, usually called a declaration of trust, which sets forth various provisions relating primarily to the authority and governance of the business trust. Each of the Funds currently operates under the declaration of trust of the Trust.

The Trustees of the Trust recommend that the shareholders of each Fund vote to approve an Amended and Restated Declaration of Trust for the Trust (the “Revised Declaration”). (Approval of the Revised Declaration is discussed in Proposal IV-A below.) The Trustees believe that it is in the best interests of shareholders to use the opportunity presented by the Meeting to modernize the Trust’s current declaration of trust (the “Current Declaration”) and to make it uniform across all of the Trusts that the proposed unified Board would oversee. Approval of the Revised Declaration with respect to the Trust requires the vote of a majority of the shares of the Trust outstanding and entitled to vote.

The Trustees also recommend that the shareholders of each Fund vote to approve further amendments to the Revised Declaration proposed in Proposal IV-A (the “Further Amendments”). (Approval of the Further Amendments is discussed in Proposal IV-B below.) Each of the Further Amendments might be deemed to have the effect of diminishing or eliminating the voting rights of a shareholder. The Current Declaration of the Trust requires a vote of two-thirds of the shares of the Trust to approve any amendment to the Current Declaration diminishing or eliminating the voting rights of a shareholder. As a result, a two-thirds vote of shareholders of the Trust will be required to approve the Further Amendments proposed in Proposal IV-B below with respect to the Trust.

It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and provide more flexibility for the operations of the Funds, within the limits of applicable law. Adoption of the Revised Declaration and/or the Further Amendments will not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ interests, nor will your Fund’s current investments and investment policies change by virtue of the adoption of the Revised Declaration and/or the Further Amendments.

The discussion below is qualified in its entirety by reference to the form of Revised Declaration, which is attached hereto as Appendix P, and the form of Revised Declaration with Further Amendments, which is attached hereto as Appendix Q. If Proposal IV-B is approved by shareholders of the Trust, the declaration of trust for the Trust will be the Revised Declaration with Further Amendments attached hereto as Appendix Q (and the Revised Declaration attached hereto as Appendix P will not become effective, regardless of whether Proposal IV-A was approved by shareholders). If Proposal IV-A is approved with respect to the Trust, but Proposal IV-B is not approved with respect to the Trust, the declaration of trust for the Trust will be the Revised Declaration attached hereto as Appendix P.

PROPOSAL IV-A

APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST

The discussion below will highlight certain differences between the Current Declaration and the Revised Declaration. The most significant changes are described below under the caption “Significant Changes.” In addition to the most significant changes, there are other substantive and stylistic differences between the Revised Declaration and the Current Declaration, certain of which are described below under the caption “Other Changes.”

If Proposal IV-A is approved by the shareholders of the Trust, the Board of the Trust will adopt Amended and Restated Bylaws for the Trust that make necessary and appropriate changes based on the Revised Declaration and other modernizing changes. No shareholder approval is required for the Amended and Restated Bylaws. In addition, if Proposal IV-A is approved by the shareholders of the Trust, the Revised Declaration will become effective when a majority of the Trustees of the Trust has signed the Revised Declaration.

Significant Changes

1.	Class Reorganizations

The Revised Declaration clarifies the Trustees’ authority to classify or reclassify issued shares of any class into one or more classes and to combine one or more classes of a Fund into a single class of a Fund (“Class Reorganizations”). The Current Declaration does not specifically contemplate Class Reorganizations.

The Revised Declaration would allow the Board added flexibility when considering Class Reorganizations to make decisions they feel are in the shareholders’ best interests, without causing the Funds to incur the time and expense of soliciting shareholder approval. A Class Reorganization could, in certain circumstances, adversely affect a class’s expense ratio. If Proposal IV-A is approved, it is anticipated that DeAM, Inc. will recommend that the Board consider various Class Reorganizations as part of its broader program to streamline the Funds’ operations.

2.	Involuntary Redemptions and Small Accounts

The Current Declaration contains no explicit provisions contemplating that fees will be charged to shareholders holding accounts below a minimum account size. The Revised Declaration makes explicit that the Board may, in its discretion, impose fees on accounts that do not exceed a minimum investment amount (and may involuntarily redeem shares in any such account in payment of such fees).

The Current Declaration provides that the Trustees shall have the power to redeem the shares of any shareholder if the shareholder owns shares having an aggregate net asset value of less than $10,000 subject to certain advance notice requirements. The Revised Declaration permits the Trust to make such involuntary redemptions as well, but also permits involuntary redemption in certain other circumstances, including: (i) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company under the Internal Revenue Code of 1986, as amended, (ii) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (iii) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (iv) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (v) when a Fund is requested or compelled to do so by governmental authority or applicable law and (vi) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. A Fund will provide advance notice of the intention to redeem shares involuntarily or to impose fees on accounts that do not exceed a minimum investment size. The exercise of the power to redeem shares involuntarily is subject to the provisions of the 1940 Act and any rules promulgated thereunder.

Each Fund currently pays transfer agent and other costs which are incurred in whole or in part on a per account basis. A large number of relatively small shareholder accounts can therefore materially increase a Fund’s expense ratio. The Board believes it is important for the Funds to be able to charge an additional fee for accounts that fall below a specified minimum investment level. This would allow the Funds to cause those shareholders who maintain small accounts to bear a fair portion of the costs of maintaining those accounts. A Fund will provide advance notice of the intention to impose fees on accounts that do not exceed a minimum investment size. DeAM, Inc. has advised the Board that it intends to present a proposal to the Board involving the imposition of small account fees. If the Trustees were to approve such a proposal, small account fees may be imposed in the future. To the extent that an affiliated company serves as the Fund’s transfer agent, DeAM, Inc. would benefit from the payment of small account fees.

The other circumstances set forth in the Revised Declaration in which shares may be involuntarily redeemed are intended to ensure that the Trust can meet the requirements of applicable law and to enable the Trustees to protect the interests of all shareholders.

3.	Standard of Care of Certain Trustees

The Revised Declaration clarifies that the standard of care or liability imposed upon chairpersons of the Board, a member or chairperson of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert), the lead Independent Trustee or a Trustee who has special skills or any other special appointment, designation or identification shall be the same as that imposed on a Trustee in the absence of such designations, appointments, expertise or identifications and that such a designation will not affect that Trustee’s rights or entitlement to indemnification. The Current Declaration does not contain a similar provision.

In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on a Trustee is primarily a matter governed by Massachusetts law rather than by federal law or regulations. Similarly, the Trustees believe that a Trustee designated as chairman of the Board or any committee or other similar designations should not be held to a stricter standard of liability. The proposed change would make clear that one standard of liability applies for all Trustees.

4.	Demand Requirement for Derivative Actions

The Revised Declaration provides that a shareholder cannot bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring the action. The Revised Declaration sets forth the procedures for making such demand and the procedures to be followed by the Trustees in considering such request. The Revised Declaration clarifies that Trustees are not considered to have a personal financial interest in an action or be disqualified from ruling on a shareholder action by virtue of being compensated for their services as Trustees or as board members of funds with the same or an affiliated investment adviser or underwriter, or by virtue of the amount of such remuneration. The Current

Declaration does not contain similar provisions, although Massachusetts courts have generally imposed similar demand requirements based on the Trustees’ inherent authority to manage all affairs of the Trust, including the bringing of litigation on behalf of the Trust. The Revised Declaration also conforms substantially to recent changes in Massachusetts corporate law requiring that demand be made in all circumstances.

The changes in the Revised Declaration are intended to save the time and expense of bringing a suit that the Trustees in their judgment do not believe would be in the best interests of the Trust and align more closely the rights and powers of shareholders and Trustees of the Trust with respect to derivative actions to those of shareholders and directors, respectively, of a Massachusetts business corporation. The effect of these changes may be to discourage suits brought against the Funds by shareholders. This provision is not intended to impair the rights of shareholders under federal law.

5.	Retirement/Removal of Trustees

The Current Declaration states that a Trustee may be removed with cause by two-thirds of the remaining Trustees or by two-thirds of the outstanding shares.

The Revised Declaration is substantially similar, except that: (i) a Trustee may be removed by two-thirds of the remaining Trustees with or without cause, (ii) any Trustee who is required to retire by any written policy regarding age or term limits adopted by the Trustees shall automatically be deemed to have retired without the need for further action, and (iii) any Trustee who has become incapacitated may be retired by a majority of the other Trustees.

The changes in the Revised Declaration are intended to provide the Trustees with additional flexibility to remove a Trustee. As a result, the Trustees would have the power to remove a Trustee (including a Trustee that had been elected by shareholders) even though such Trustee had not engaged in any conduct that would give rise to “cause” for removal. A Trustee would only be removed if the remaining Trustees deem such removal as necessary to ensure the effective operation of the Board and otherwise serve the best interests of shareholders.

Other Changes

1.	The Revised Declaration clarifies that fees or charges may be imposed on shares being redeemed.

2.	The Current Declaration requires Board action by written consent to be unanimous. In contrast, the Revised Declaration permits Board action by written consent of a majority of the Board. This change will give the Board additional flexibility to take actions without the requirement of holding a meeting of, or obtaining the consent of, the entire Board and, therefore, will allow the Board to take actions more expediently if necessary, and with less expense.

3.	The Current Declaration permits the Trustees to require disclosure from shareholders of such information with respect to the direct and indirect ownership of shares as the Trustees may deem necessary to comply with applicable tax law. The Revised Declaration permits the Trustees to require such information and disclose it for any reason and, as noted above, redeem the shares of shareholders that do not comply with such a demand. The expanded power given to the Trustees will permit them to require such information when they deem it to be in for the best interests of the Trust and will assist the Trustees in complying with, among other things, its market timing policies and applicable anti-money laundering regulations.

4.

The Current Declaration does not set forth any procedures for retiring share certificates. The Revised Declaration provides that, upon written notice to a shareholder, the Trustees may cancel the shareholder’s outstanding certificates, provided that such cancellation shall not affect the ownership by such shareholder of shares and that the shares shall be recorded on the books of the Trust or its transfer agent. The Revised Declaration will permit the Trustees to cancel outstanding share certificates and thereby reduce administrative costs incurred from time to time relating to such certificates. For example, in the case of certain transactions such as a fund merger, special procedures must be instituted in order to collect and dispose of share certificates held by shareholders.

5.	The Current Declaration provides for the indemnification of Trustees and officers with certain exceptions. The Revised Declaration modifies the standard indemnification provision contained in the Current Declaration by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Revised Declaration provides that, in making either of these determinations, the Independent Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties and has acted in good faith in the reasonable belief that his action was in the best interest of the applicable Fund and its shareholders.

6.	The Revised Declaration provides that a Trustee will remain in office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or his successor, and until his successor is elected and qualified. The Revised Declaration further provides that any vacancy on the Board may be filled by a majority of the Trustees then in office, except that, when less than a majority of the Trustees holding office have been elected by shareholders, all Trustees will be elected by the shareholders of record owning a plurality of the shares of the Trust.

7.	The Revised Declaration gives Trustees discretion with respect to certain aspects of the determination of net asset value and certain other accounting issues. The Current Declaration has less flexible provisions relating to the determination of net asset value and those accounting issues.

8.	The Revised Declaration also provides that the composition of any dividend, distribution, payment for shares redeemed or payment upon liquidation, termination or dissolution (e.g., cash, securities and/or other assets) will be determined by the Fund in its sole discretion and may be different among shareholders (including differences among shareholders in the same Fund or class).

9.	The Revised Declaration clarifies that the Trustees will not be responsible or liable for any negligence or wrongdoing of any officer, employee, consultant, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust and that a Trustee will not be responsible for the act or omission of any other Trustee. Under the Revised Declaration, and consistent with federal law, the Trustees are liable only for their own willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, and not for errors of judgment or mistakes of fact or law. The Current Declaration did not make clear that the Trustees were not liable for errors of judgment or mistakes of fact or law.

Required Vote

All of the Funds and share classes within the Trust will vote together on the Revised Declaration, as a single class. Approval of the Revised Declaration with respect to the Trust requires the vote of a majority of the shares of such Trust outstanding and entitled to vote. If the shareholders of the Trust fail to approve the Revised Declaration, the Current Declaration will remain in effect for the Trust.

Board Recommendation

The Board of your Fund believes that approval of the Revised Declaration is in the best interests of shareholders of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR Proposal IV-A.

PROPOSAL IV-B

APPROVAL OF FURTHER AMENDMENTS TO

AN AMENDED AND RESTATED DECLARATION OF TRUST

The discussion below will highlight certain additional differences between the Current Declaration and the Revised Declaration with Further Amendments. The most significant changes are described below under the caption “Significant Changes.” In addition to the most significant changes, there are other substantive differences between the Revised Declaration with Further Amendments and the Current Declaration, certain of which are described below under the caption “Other Changes.”

If Proposal IV-B is approved by the shareholders of the Trust, the Revised Declaration with Further Amendments will become effective when a majority of the Trustees of the Trust has signed the Revised Declaration with Further Amendments.

Significant Changes

1.	Authority to Amend Declaration

The Current Declaration may be amended only by the vote of a majority of the shares of the Trust outstanding and entitled to vote, except that Trustees may amend the Declaration without a shareholder vote so long as such amendment does not materially adversely affect the rights of shareholders. Amendments diminishing or eliminating voting rights or reducing the amount payable upon liquidation require a vote of two-thirds of the shares of the Trust or of an affected Fund outstanding and entitled to vote.

In contrast, the Revised Declaration with Further Amendments provides for a broad general power of the Trustees to amend the Declaration without a shareholder vote, except for any amendment that would impair a shareholder’s voting right specifically granted in the Revised Declaration with Further Amendments, any amendment required by law to be approved by shareholders and any amendment submitted for shareholder approval by the Trustees. In addition, if a shareholder vote is required, an amendment shall require the vote of holders of at least sixty-six and two-thirds percent of the shares outstanding and entitled to vote of the Trust, unless the action is recommended by the Board, in which case the required vote is a majority of the outstanding voting securities of the Trust. However, if the Trustees determine an amendment only affects one or more series or classes, the amendment may be approved by vote of only such series or classes. The Revised Declaration with Further Amendments also provides that no amendments may be made that limit the rights to indemnification provided in the Revised Declaration with Further Amendments with respect to persons entitled to such protection prior to such amendment.

These changes will allow certain amendments to be adopted by the Board without the cost and delay of solicitation and a shareholder meeting when the Board determines that such an amendment is advisable. In addition, amendments (i) diminishing or eliminating voting rights or (ii) reducing the amount payable upon liquidation would only require a vote of a majority of the outstanding voting securities (assuming Board approval of such an amendment) and a vote of the Board, respectively. Any exercise of this power by the Trustees would be subject to their general fiduciary responsibilities to act in the best interests of all shareholders.

2.	Demand Requirement for Derivative Actions

The Current Declaration provides that shareholders will have the right to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or shareholders. Because the requirements of Massachusetts law compelling a shareholder of a business corporation to make a demand on other shareholders prior to bringing a derivative claim have been eliminated, the Revised Declaration with Further Amendments does not include provision requiring this right to vote.

The changes in the Revised Declaration with Further Amendments are intended to align more closely the rights and powers of shareholders with respect to derivative actions to those of shareholders of a Massachusetts business corporation.

Other Changes

1.	The Revised Declaration with Further Amendments provides that any vacancy on the Board may be filled by a majority of the Trustees then in office, except that, when required by the 1940 Act, a Trustee will be elected by the shareholders of record owning a plurality of the shares of the Trust.

2.	The Current Declaration provides that a meeting of shareholders shall be called at the written request of the holder or holders of ten percent (10%) or more of the total number of shares then issued and outstanding of the Trust entitled to vote at such meeting. The Revised Declaration with Further Amendments does not contain such a provision. This change in the Revised Declaration with Further Amendments is intended to avoid the time and expense of holding a shareholder meeting called at the request of a small portion of a Trust’s shareholders.

Required Vote

All of the Funds and share classes within the Trust will vote together on the Revised Declaration with Further Amendments, as a single class. Approval of the Revised Declaration with Further Amendments with respect to the Trust requires the vote of the holders of two-thirds of the shares of the Trust outstanding and entitled to vote.

Board Recommendation

The Board of your Fund believes that approval of the Revised Declaration with Further Amendments is in the best interests of shareholders of your Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR Proposal IV-B.

ADDITIONAL INFORMATION

Voting Power. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote. Proxies are being solicited from each Fund’s shareholders by the Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of a Proposal. The specific voting requirement to approve each Proposal is discussed in the applicable Proposal.

The presence at the Meeting of the percentage of the shares outstanding and entitled to be cast of the Trust (for a Trust-wide vote) or a Fund (for a Fund-by-Fund vote) specified below constitutes a quorum for the Meeting:

Trust or Fund	Quorum Requirement
DWS Investments VIT Funds	Majority
DWS Equity 500 Index VIP	Majority
DWS Small Cap Index VIP	Majority
DWS RREEF Real Estate Securities VIP	Majority

Record Date and Method of Tabulation. Shareholders of record at the close of business on February 10, 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date are set forth in Appendix R to this Proxy Statement.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. Shareholders will vote by Trust on Proposal I, Proposal IV-A and Proposal IV-B and by individual Fund on Proposal II-A, Proposal II-B, Proposal II-C and Proposal III.

The tellers will count shares represented by proxies that reflect abstentions and broker “non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will have no effect on Proposal I, but will have the effect of a “no” vote on each other Proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. Appendix S to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Funds’ shares by the only persons known by the Funds to own beneficially or of record 5% or more of the outstanding shares of any class of any Fund. Collectively, the Board Members and the executive officers of each Fund and each nominee own less than 1% of such Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies and Voting Instructions. Shares of the Funds are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of the Funds are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through the Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of a Fund held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from Contract Owners (i.e., echo voting). This Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Funds. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

Computershare has been engaged to assist in the solicitation of proxies for the Funds at an estimated cost of $8,762. However, the exact cost will depend on the amount and type of services rendered. Although it is not currently expected that Computershare will actively solicit proxies and voting instructions, Computershare has been authorized to record proxy votes and voting instructions from shareholders and contract owners, respectively, that contact Computershare. If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card, they may contact Computershare toll-free at 1-866-340-2424. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. As set forth in Appendix T to this Proxy Statement, the costs of solicitation will be borne by the Funds, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies. The Funds’ bearing of proxy costs will not be subject to the cap on total expenses or any fee waivers then in effect.

Revocation of Proxies. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Fund, at Two International Place, Boston, Massachusetts 02110, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment. In the event that the necessary quorum to transact business or the sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter requiring a Trust-wide or an individual Fund vote will require the affirmative vote of a majority of the Trust’s or Fund’s shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of an adjournment with respect to such Proposal and will vote those proxies required to be voted AGAINST a Proposal against an adjournment with respect to such Proposal.

Principal Underwriter and Administrator. The principal underwriter for each Fund is DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. ICCC, 345 Park Avenue, New York, New York 10154, provides administrative services on behalf of each of the Funds.

Information Concerning Independent Registered Public Accounting Firm. The Board of each Fund has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for each Fund for the current fiscal year. Effective September 30, 2005, PwC was appointed by the Board of Trustees as the independent registered public accounting firm for each of the Funds. PwC has informed the Audit Committees for the Funds that it has no material direct or indirect financial interest in any of the Funds except as their independent registered public accounting firms.

Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Ernst & Young LLP (“E&Y”) resigned as each Fund’s independent registered public accounting firm on September 30, 2005. E&Y’s report on the Fund’s financial statements for the two years prior to that date did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified in any way as to uncertainty, audit scope or accounting principles. E&Y’s decision to resign was accepted by the Fund’s Audit Committee on September 29, 2005. There were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Fund’s prior two fiscal years ended December 31, 2003 and 2004.

The following table shows fees billed by the independent registered public accounting firms to each Fund during that Fund’s two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and

(ii) for engagements for non-audit services pre-approved by the Audit Committee for Deutsche Asset Management and certain entities controlling, controlled by, or under common control with Deutsche Asset Management that provide ongoing services to the Fund (collectively, the “DeAM Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each Board has reviewed whether the receipt by the independent registered public accounting firms of non-audit fees from the Fund, Deutsche Asset Management and all DeAM Entities is compatible with maintaining their independence.

Name of Fund	Independent Registered Public Accounting Firm	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
		Fund	Fund	DeAM Entities	Fund	DeAM Entities	Fund	DeAM Entities
DWS Equity 500 Index VIP
2004	E&Y	$32,300	$0	$347,500	$4,200	$0	$0	$0
2005	PwC	$32,300	$0	$268,900	$0	$197,605	$0	$0
DWS Small Cap Index VIP
2004	E&Y	$35,400	$0	$347,500	$4,200	$0	$0	$0
2005	PwC	$35,400	$0	$268,900	$0	$197,605	$0	$0
DWS RREEF Real Estate Securities VIP
2004	E&Y	$30,800	$0	$347,500	$6,700	$0	$0	$0
2005	PwC	$30,800	$0	$268,900	$0	$197,605	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DeAM Entities with respect to operations and financial reporting of the Fund, except that the Chairman of the Audit Committee may grant pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by E&Y and PwC for services rendered to the Funds and to the DeAM Entities for the two most recent fiscal years for each Fund. In assessing the independence of E&Y and PwC, the Audit Committee considers the opinions of Fund management.

Name of Fund	Independent Registered Public Accounting Firm	Non-Audit Fees
DWS Equity 500 Index VIP
2004	E&Y	$331,601
2005	PwC	$104,635
DWS Small Cap Index VIP
2004	E&Y	$331,601
2005	PwC	$104,635
DWS RREEF Real Estate Securities VIP
2004	E&Y	$331,601
2005	PwC	$104,635

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the applicable Fund, Two International Place, Boston, Massachusetts 02110.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at a Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the Proxy Card will confer upon the person or persons entitled to vote the shares represented by such Proxy Card the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or each Fund.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Meetings of shareholders of the Trust shall be called by the president or secretary of the Trust upon the written request of the holders of 10% or more of the total number of shares of the Trust then issued and outstanding and entitled to vote.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD OR VOTING INSTRUCTION FORM, PLEASE CONTACT COMPUTERSHARE AT 1-866-340-2424.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE. CONTRACT OWNERS WHO WISH TO INSTRUCT THEIR INSURANCE COMPANY HOW TO VOTE ON THEIR BEHALF, SHOULD COMPLETE AND SIGN THE VOTING INSTRUCTION FORM.

By Order of the Boards,

John Millette
Secretary

APPENDIX A

NEW FUND NAMES

Effective February 6, 2006, the Scudder Funds were renamed the DWS Funds. The old names and new names of each Fund are listed below.

Old Name	New Name, Effective February 6, 2006
Scudder VIT Equity 500 Index Fund	DWS Equity 500 Index VIP

Scudder VIT Small Cap Index Fund	DWS Small Cap Index VIP

Scudder Real Estate Securities Portfolio	DWS RREEF Real Estate Securities VIP

A-1

APPENDIX B

NEW YORK DWS FUNDS

DWS Advisor Funds

Cash Management Fund Investment

Tax Free Money Fund Investment

NY Tax Free Money Fund Investment

Treasury Money Fund Investment

DWS International Equity Fund

DWS Mid Cap Growth Fund

DWS Small Cap Growth Fund

DWS Short Duration Plus Fund

DWS Advisor Funds II

DWS EAFE Equity Index Fund

DWS U.S. Bond Index Fund

DWS Advisor Funds III

Money Market Fund Investment

DWS Lifecycle Long Range Fund

DWS Institutional Funds

Cash Management Fund Institutional

Cash Reserves Fund Institutional

Treasury Money Fund Institutional

DWS International Equity Fund

DWS Equity 500 Index Fund

Daily Assets Fund Institutional

DWS Commodity Securities Fund

DWS Inflation Protected Plus Fund

DWS Investment Portfolios

DWS U.S. Bond Index Portfolio

DWS EAFE Equity Index Portfolio

DWS Short Duration Plus Portfolio

Cash Management Portfolio

Treasury Money Portfolio

International Equity Portfolio

Equity 500 Index Portfolio

DWS Investments Trust

DWS International Select Equity Fund

DWS Core Fixed Income Fund

DWS Short Duration Fund

DWS Short-Term Municipal Bond Fund

DWS High Income Plus Fund

DWS Micro Cap Fund

DWS Investments VIT Funds*

DWS Equity 500 Index VIP*

DWS Small Cap Index VIP*

DWS RREEF Real Estate Securities VIP*

Cash Reserve Fund, Inc.

Prime Series

Tax-Free Series

Treasury Series

DWS Communications Fund

DWS Value Builder Fund

DWS Equity Partners Fund

DWS RREEF Securities Trust

DWS RREEF Real Estate Securities Fund

DWS Investors Funds, Inc.

DWS Japan Equity Fund

DWS RREEF Real Estate Fund, Inc. (closed-end fund)

DWS RREEF Real Estate Fund II, Inc. (closed-end fund)

FUNDS GOVERNED BY THE COMMON BOARD

DWS Global Commodities Stock Fund, Inc. (closed-end fund)

DWS Global High Income Fund, Inc. (closed-end fund)

*	Denotes Funds covered by this proxy statement.

APPENDIX B

BOSTON DWS FUNDS

Global/International Fund, Inc.

DWS Global Opportunities Fund

DWS Emerging Markets Fixed Income Fund

DWS Global Thematic Fund

DWS Global Bond Fund

Investment Trust

DWS Capital Growth Fund

DWS Growth & Income Fund

DWS Large Company Growth Fund

DWS S&P 500 Index Fund

DWS Small Cap Core Fund

DWS Cash Investment Trust

DWS Funds Trust

DWS Short Term Bond Fund

DWS Income Trust

DWS GNMA Fund

DWS International Fund, Inc.

DWS Emerging Markets Equity Fund

DWS Europe Equity Fund

DWS International Fund

DWS Latin America Equity Fund

DWS Pacific Opportunities Equity Fund

DWS Money Market Trust

Money Market Series

DWS Municipal Trust

DWS High Yield Tax Free Fund

DWS Managed Municipal Bond Fund

DWS Mutual Funds, Inc.

DWS Gold & Precious Metals Fund

DWS Allocation Series

DWS Conservative Allocation Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Moderate Allocation Fund

DWS Portfolio Trust

DWS Core Plus Income Fund

DWS Securities Trust

DWS Health Care Fund

DWS Small Cap Value Fund

DWS State Tax Free Trust

DWS Massachusetts Tax-Free Fund

DWS Tax Free Money Fund

DWS Tax Free Trust

DWS Intermediate Tax/AMT Free Fund

DWS U.S. Treasury Money Fund

DWS Variable Series I

DWS Bond VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS Health Care VIP

DWS International VIP

Money Market VIP

Value Equity Trust

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

FUNDS GOVERNED BY THE COMMON BOARD

DWS Global Commodities Stock Fund, Inc. (closed-end fund)

DWS Global High Income Fund, Inc. (closed-end fund)

APPENDIX C

NOMINEE SHARE OWNERSHIP

As of December 31, 2005, the nominees and the officers of the Trust as a whole owned less than 1% of the outstanding shares of any class of any Fund.

As only certain Participating Insurance Companies are shareholders of the Funds, the nominees do own any shares in the Funds nor are they Contract Owners of the Participating Insurance Companies.

Each nominee owns over $100,000 of shares on an aggregate basis in all DWS funds overseen or to be overseen by the nominee as of December 31, 2005, except Mr. Schwarzer, who does not own shares of any such fund. Mr. Schwarzer joined the U.S. mutual funds business of Deutsche Asset Management in 2005.

C-1

APPENDIX D

NOMINEE COMPENSATION

The tables below show (i) the compensation paid to the nominees by each New York DWS Fund for its most recently completed fiscal year and (ii) the total compensation received by each nominee from the DWS fund complex for calendar year 2005.

	Aggregate Compensation from Fund
Name of Nominee	DWS Equity 500 Index VIP	DWS Small Cap Index VIP	DWS RREEF Real Estate Securities VIP
Independent Nominees
Current Board Member Nominees
Martin J. Gruber	$3,515	$2,102	$682
Richard J. Herring	$3,534	$2,117	$683
Graham E. Jones	$3,757	$2,234	$692
Rebecca W. Rimel	$3,804	$2,264	$693
Philip Saunders, Jr.	$3,785	$2,259	$693
William N. Searcy, Jr.	$3,914	$2,324	$698

Other Nominees
Henry P. Becton, Jr.	N/A	N/A	N/A
Dawn-Marie Driscoll	N/A	N/A	N/A
Keith R. Fox	N/A	N/A	N/A
Kenneth C. Froewiss	N/A	N/A	N/A
Jean Gleason Stromberg	N/A	N/A	N/A
Carl W. Vogt	N/A	N/A	N/A
Interested Nominee
Axel Schwarzer	N/A	N/A	N/A

Name of Nominee	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from All DWS Funds(2), (3)
Independent Nominees
Henry P. Becton, Jr.	N/A	N/A	$164,000
Dawn-Marie Driscoll(4)	N/A	N/A	$203,829
Keith R. Fox	N/A	N/A	$184,829
Kenneth C. Froewiss(5)	N/A	N/A	$129,687
Martin J. Gruber	$0	$0	$135,000
Richard J. Herring(1)	$0	$0	$136,000
Graham E. Jones	$0	$0	$144,000
Rebecca W. Rimel(1)	$0	$0	$146,280
Philip Saunders, Jr.(1)	$0	$0	$145,000
William N. Searcy, Jr.	$0	$0	$150,500
Jean Gleason Stromberg	N/A	N/A	$178,549
Carl W. Vogt	N/A	N/A	$162,049
Interested Nominee
Axel Schwarzer	N/A	N/A	N/A

(1)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(2)	Aggregate compensation reflects amounts paid to the Board Members, except Mr. Froewiss, for special meetings of ad hoc committees of the New York and Boston Boards in connection with the possible consolidation of the various DWS Fund Boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $3,000 for Dr. Herring, $11,000 for Mr. Jones, $12,280 for Ms. Rimel, $3,500 for Dr. Saunders, $17,500 for Mr. Searcy, $3,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds. Aggregate compensation also reflects amounts paid to the Boston DWS Fund Board Members for special meetings of the Boston Board in connection with reviewing the Funds rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The Boston DWS Funds were reimbursed for these meeting fees by DeIM.
(3)	During the calendar year 2005, the total number of New York DWS Funds overseen by each Board Member was 55 funds. For each Board Member of the Boston DWS Funds, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Boston DWS Board Member, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
(4)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board of the Boston DWS Funds.
(5)	Mr. Froewiss was appointed to the Boston DWS Funds Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

The Nominating/Corporate Governance Committee, composed entirely of Independent Board Members, periodically reviews and recommends compensation for Board Members to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to board members of other mutual fund complexes. In reviewing and recommending Board Member compensation, the Nominating/Corporate Governance Committee considers, among other factors, the fiduciary responsibilities of Board Members and the number and complexity of funds overseen by Board Members.

Certain New York DWS Funds have adopted a Retirement Plan for Board Members who are not employees of the Fund, the Fund’s administrator or their respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chair Audit Committee	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board voted to amend the Plan as part of an overall review of the compensation paid to Board Members. The amendments provided that no further benefits would accrue to any current or future Board Members and included a onetime payment of benefits accrued under the Plan to Board Members, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Board Member’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Board Member who receives fees from the Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Drs. Herring and Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

APPENDIX E

OFFICERS

The following persons are officers of the Trust:

Name, Year of Birth, Position with the Fund and Length of Time Served(1),(2)	Business Experience and Directorships During the Past 5 Years
Michael Colon President since 2006	Chief Operating Officer, Deutsche Asset Management Americas and DWS Scudder Investments (since 2005); formerly, Chief Operating Officer, Deutsche Bank Alex. Brown (2002-2004) and Global Equities Division, Deutsche Bank (US) (1999-2002)

Paul H. Schubert 1963 Chief Financial Officer since 2004 Treasurer since 2005	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(4) 1962 Secretary since 2003	Director(3), Deutsche Asset Management

Patricia DeFilippis 1963 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger 1962 Assistant Secretary since 2005	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson(4) 1962 Assistant Secretary since 2002	Managing Director(3), Deutsche Asset Management

Scott M. McHugh (4) 1971 Assistant Treasurer since 2005	Director(3), Deutsche Asset Management

Kathleen Sullivan D’Eramo(4) 1957 Assistant Treasurer since 2003	Director(3), Deutsche Asset Management

John Robbins 1966 Anti-Money Laundering Compliance Officer since 2005	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

E-1

Name, Year of Birth, Position with the Fund and Length of Time Served(1),(2)	Business Experience and Directorships During the Past 5 Years
Philip Gallo 1962 Chief Compliance Officer since 2004	Managing Director(3), Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

A. Thomas Smith 1956 Chief Legal Officer since 2005	Managing Director(3), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher LLP (1989-1991); staff attorney, U.S. Securities and Exchange Commission and the Illinois Securities Department (1986-1989)

(1)	Unless otherwise indicated, the mailing address of each officer with respect to fund operations is 345 Park Avenue, New York, New York 10154.
(2)	Length of time served represents the date that each officer first began serving in that position with the Funds.
(3)	Executive title, not a board directorship.
(4)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc., DeIM or an affiliate serves as the adviser.

E-2

APPENDIX F

NUMBER OF VALUATION COMMITTEE MEETINGS

Fund	Valuation Committee Meetings Conducted During the Calendar Year Ended December 31, 2005
DWS Equity 500 Index VIP	6
DWS Small Cap Index VIP	6
DWS RREEF Real Estate Securities VIP	6

F-1

APPENDIX G

FORM OF AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, dated as of [            ], 2006, among DWS Investments VIT Funds, a Massachusetts business trust (the “Trust”), on its own behalf and on behalf of each of the Funds listed on Schedule I to this Agreement (each a “Fund” and together, the “Funds”), and Deutsche Asset Management, Inc., a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, The Trust engages in the business of investing and reinvesting the assets of each Fund in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of each Fund included in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act and the Securities Act of 1933, as amended;

WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust desires to retain the Adviser to provide investment management services to each Fund on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to each Fund on the terms set out in this Agreement; and

WHEREAS, the Trust and the Adviser desire to amend and restate the Investment Management Agreement dated [             ].

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Trust, each Fund and the Adviser agree as follows:

1. Appointment and Services.

(a) The Trust appoints the Adviser to act as investment manager to each Fund. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b) Subject to the terms of this Agreement, and the supervision of the Board of Trustees, the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use best efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code. The Adviser will also monitor, to the extent not monitored by the Fund’s administrator or other agent, each Fund’s compliance with its investment and tax guidelines and other compliance policies. Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients. In managing each Fund in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the Trust or a Fund.

(c) The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board of Trustees and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d) The Adviser will provide assistance to the Board of Trustees in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund.

(e) The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of Trustees such records upon request.

(f) The Adviser also agrees to make available to the Board of Trustees the following:

(i) periodic reports on the investment performance of each Fund;

(ii) additional reports and information related to the Adviser’s duties under this Agreement as the Board of Trustees may reasonably request; and

(iii) to the extent held by the Adviser, all of each Fund’s investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the Investment Company Act and other applicable laws.

      To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g) The Adviser will also provide to each Fund’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Fund, in each case subject to compliance with applicable privacy standards.

2. Investment Management Fee.

(a) For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by [ ]% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

(b) The “average daily net assets” of each Fund will mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of each Fund will always be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”) and the Registration Statement. If the determination of net asset value for a Fund does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Fund as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(c) The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(d) All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

3. Expenses.

(a) Except as otherwise specifically provided in this Section 3 or as determined by the Board of Trustees, to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including a Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will provide at its expense the services described in this Agreement.

(b) The Adviser will not be required to pay any expenses of the Trust or of a Fund other than those specifically allocated to it in this Section 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Trust’s Trustees and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Trust, a Fund’s custodian or other agents of the Trust; taxes and governmental fees; fees and expenses of a Fund’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

(c) The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of a Fund (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the Trust on behalf of the Fund will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Fund (or some other party) will assume some or all of such expenses. The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

4. Delegation of Investment Management Services.    Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

5. Selection of Brokers and Affiliated Transactions.

(a) Subject to the policies established by, and any direction from the Trust’s Board of Trustees, the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

(b) Subject to the policies established by, and any direction from, a Fund’s Board of Trustees, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(c) The Adviser and any of its affiliates will not deal with a Trust or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Fund order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, a Fund may not buy securities from the group except in accordance with policies established by the Board of Trustees in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(d) The Adviser will promptly communicate to a Fund’s administrator and to the officers and the Trustees of a Trust such information relating to portfolio transactions as they may reasonably request.

6. Limitation of Liability of Manager.

(a) As an inducement to the Adviser undertaking to provide services to the Trust and each Fund pursuant to this Agreement, the Trust and each Fund agrees that the Adviser will not be liable under this

Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust, a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

7. Term and Termination.

(a) This Agreement will remain in force with respect to each party until [September 30, 2006] and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

8. Amendment.    No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9. Services Not Exclusive.    The Adviser’s services to the Trust and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Trust and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.

10. Avoidance of Inconsistent Position.    In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of Trustees. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for a Fund’s account with brokers or dealers selected by it in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of a Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. Additional Series.    In the event the Trust establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of Trustees with respect to the Funds and the execution of an amended Schedule I reflecting the Funds.

12. Delivery of Documents.    Copies of the Registration Statement and each Fund’s Prospectus and SAI have been furnished to the Adviser by the Trust. The Trust has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the Trust and each Fund:

(i) The Declaration dated January 18, 1996, as amended to date, together with all filed certificates regarding the establishment and designation of a series of Shares of the Trust, to the extent applicable.

(ii) By-Laws of the Trust as in effect on the date hereof.

(iii) Resolutions of the Trustees of the Trust approving the form of this Agreement.

The Trust will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

13. Limitation of Liability for Claims.

(a) The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “DWS Investments VIT Trust” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of a Fund, or Trustee, officer, employee, or agent of the Trust, will be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only will be liable.

(b) The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and it agrees that the obligations assumed by the Trust on behalf of each Fund pursuant to this Agreement will be limited in all cases to a Fund and its assets, and it will not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. The Adviser understands that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

14. Miscellaneous.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c) This Agreement will be construed in accordance with the laws of The Commonwealth of Massachusetts without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

(d) This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e) If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(f) This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the Trust on behalf of a Fund.]

[The rest of this page is intentionally blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

DWS INVESTMENTS VIT FUNDS, on behalf of the Funds set out on Schedule I

By:
[Name of Officer]
[Title]

DEUTSCHE ASSET MANAGEMENT, INC.

By:
[Name]
[Title]

APPENDIX H

COMPARISON OF CURRENT AND PROPOSED MANAGEMENT, ADMINISTRATIVE, TRANSFER AGENCY, SUB-RECORDKEEPING AND ADMINISTRATIVE SERVICE FEES

The tables below show the effective fee rates paid under the Current Management Agreements and proposed to be paid under the Investment Management Agreements and Administrative Services Agreements. As explained in Proposal II-A, “Approval of Amended and Restated Investment Management Agreement between Each Fund and DeAM, Inc.,” under the Investment Management Agreement the Funds will pay only for portfolio management and related services. The Funds will pay a flat fee of 0.100% for administrative services under the Administrative Services Agreements or a minimum fee of $50,000. The Funds pay affiliates of Deutsche Asset Management for transfer agency, sub-recordkeeping, omnibus recordkeeping and administrative services, as shown below. In addition, the Funds currently pay for custody services through the administration fee; the custody fees to be charged directly to the Funds by their custodian banks (which are not affiliated with Deutsche Asset Management) are not shown in the tables below. Although the Funds will see increases in total expenses as a result of the effort to standardize administration fees, caps on total expenses will mitigate the effects of any increase through September 30, 2006. The effect of caps on total expenses is not shown in the tables below.

If fee rates differ by class, the rates shown are for the class with the highest fees. The fee rates shown below are based on the Funds’ most recent fiscal year ends, except that transfer agency, recordkeeping and omnibus recordkeeping fees are based on average net assets for the review period ended December 31, 2005 (unless otherwise noted).

DWS Equity 500 Index VIP (Class B2)

Current Fees:		Proposed Fees:
Management:	0.190%	Management:	0.190%
Administration:	0.030%	Administration:	0.100%
Accounting:	0.000%	Transfer agency:	0.000%
Transfer agency:	0.003%	Sub-recordkeeping:	0.145%

Sub-recordkeeping:	0.145%	Total:	0.435%

Total:	0.368%

DWS Small Cap Index VIP (Class B)

Current Fees:		Proposed Fees:
Management:	0.350%	Management:	0.350%
Administration:	0.040%	Administration:	0.100%
Accounting:	0.000%	Transfer agency:	0.000%
Transfer agency:	0.018%	Sub-recordkeeping:	0.000%

Sub-recordkeeping:	0.000%	Total:	0.450%

Total:	0.408%

H-1

DWS RREEF Real Estate Securities VIP (Class B)

Current Fees:		Proposed Fees:
Management:	0.900%	Management:	0.900%
Administration:	0.120%	Administration:	0.137%
Accounting:	0.000%	Transfer agency:	0.000%
Transfer agency:	0.000%	Sub-recordkeeping:	0.112%

Sub-recordkeeping:	0.112%	Total:	1.149%

Total:	1.132%

H-2

APPENDIX I

COMPARISON OF MANAGEMENT FEE RATES

Fund	Management Fee Rate under Current Management Agreement	Management Fee Rate under Proposed Investment Management Agreement (“New Fee”)	Aggregate Amount of DeAM, Inc. Management Fee under Current Management Agreement(1), (2)	Aggregate Amount DeAM, Inc. Would Have Received Had the New Fee Been in Effect(1), (2)	Percentage Change in Aggregate Amount Received by DeAM, Inc.(1)
DWS Equity 500 Index VIP	0.200% to $1 billion 0.175% next $1 billion 0.150% thereafter	0.200% to $1 billion 0.175% next $1 billion 0.150% thereafter	$1,890,261	$1,890,261	0%

DWS Small Cap Index VIP	0.350%	0.350%	$1,649,644	$1,649,644	0%

DWS RREEF Real Estate Securities VIP	0.900% to $150 million 0.875% next $250 million 0.850% next $500 million 0.825% next $1.5 billion 0.800% thereafter	0.900% to $150 million 0.875% next $250 million 0.850% next $500 million 0.825% next $1.5 billion 0.800% thereafter	$332,270	$332,270	0%

(1)	This comparison is included because it is required by applicable SEC regulations.
(2)	Based on average net assets for the Fund’s most recently completed fiscal year.

I-1

APPENDIX J

TRANSFER AGENCY AND RECORDKEEPING FEES UNDER NEW ADMINISTRATIVE SERVICES AGREEMENTS

Transfer Agency Fees(1)

Fund	Class A	Class B	Class B2
DWS Equity 500 Index VIP	0.000%	0.000%	0.000%
DWS Small Cap Index VIP	0.000%	0.000%	N/A
DWS RREEF Real Estate Securities VIP	0.000%	0.000%	N/A

(1)	Based on average net assets for the review period ended December 31, 2005.

Sub-Recordkeeping, Omnibus Recordkeeping and Administrative Service Fees(1)

Fund	Class A	Class B	Class B2
DWS Equity 500 Index VIP	0.000%	0.000%	0.131%
DWS Small Cap Index VIP	0.000%	0.000%	N/A
DWS RREEF Real Estate Securities VIP	0.000%	0.104%	N/A

(1)	Based on average net assets for the review period ended December 31, 2005.

J-1

APPENDIX K

Comparison of Terms of Management Agreements

Investment Management Agreement	Current Management Agreement
Advisory Services

Subject to the terms of this Agreement, and the supervision of the Board, the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; of 1940 (the “1940 Act”).

The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

The Adviser shall manage a Series’ affairs and shall supervise all aspects of a Series’ operations including the investment and reinvestment of the cash, securities or other properties comprising a Series’ assets, subject at all times to the policies and control of the Board. The Adviser shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Adviser.

In carrying out its obligations, the Adviser shall:

(a)    supervise and manage all aspects of a Series’ operations, except for distribution services;

(b)    formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

(c)    obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Adviser considers desirable for inclusion in a Series’ portfolio;

(d)    determine which issuers and securities shall be represented in a Series’ portfolio and regularly report thereon to the Trust’s Board; and

(e)    take all actions necessary to carry into effect a Series’ purchase and sale programs.

Fund Administration Services

None.	The Adviser shall provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust’s principal office:.

Investment Management Agreement	Current Management Agreement
Expenses

The Adviser will pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including a Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser will not be required to pay any expenses of the Trust or of a Fund other than those specifically allocated to it in the Investment Management Agreement. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Trust’s Trustees and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Trust, a Fund’s custodian or other agents of the Trust; taxes and governmental fees; fees and expenses of a Fund’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

The Adviser shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Adviser, to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust’s distributor under the Trust’s plan of distribution; the charges and expenses of any register, any custodian or depository appointed by the Trust for the safekeeping of a Series’ cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers’ commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust’s shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of the independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations;

Investment Management Agreement	Current Management Agreement
interest payable on Trust borrowings; postage, insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series’ or Trust’s operation unless otherwise explicitly provided herein.

Fees

For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by [ ]% and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Agreement as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In addition to the foregoing, the Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Adviser. Any such fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

Delegation

Subject to the prior approval of a majority of the members of the Board, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed.	Subject to the prior approval of a majority of the members of the Trust’s Boards of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, and, where required, the shareholders of the Series, the Adviser may, through a sub-advisory agreement or other arrangement, (1) delegate to a sub-adviser any or all of its investment advisory duties enumerated in the Agreement and (2) delegate to any company that the

Investment Management Agreement	Current Management Agreement
Adviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, any or all of the Adviser’s duties and may adjust the duties of such entity, the portion of assets of the Series that such entity shall manage and the fees to be paid to such entity, provided, that the Adviser shall continue to supervise the services provided by any such sub-adviser or any such company or employees and any such delegation shall not relieve the Adviser of any of its obligations hereunder (including without limitation the management of the Series’ assets in accordance with this agreement).

Brokerage Selection

Subject to the policies established by, and any direction from the Trust’s Board the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust/Corporation or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series’ prospectus and statement of additional information.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series’ prospectus and statement of additional information.

Transactions with Affiliates

Subject to the policies established by, and any direction from, a Fund’s Board, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.	Subject to the policies established by the Board in compliance with applicable law, the Adviser may permit any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to any of its affiliates must be made in conformity with Rule 17e-1 under the 1940 Act.

Investment Management Agreement	Current Management Agreement
Allocation of Investment Opportunities

Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Trust/Corporation and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.	If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. The Adviser or its affiliates may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

Activities of Manager

The Adviser’s services to the Trust and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other Persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities.	The services of the Adviser to the Trust on behalf of each Series are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

Limitation of Liability of Adviser

As an inducement to the Adviser undertaking to provide services to the Trust and each Fund pursuant to this Agreement, the Trust and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust, a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.	The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Term and Termination

This Agreement will remain in force with respect to each party until September 30, 2006 and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees
This Agreement, unless sooner terminated, shall remain in effect with respect to the Trust on behalf of a Series until two years after the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically

Investment Management Agreement	Current Management Agreement

who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series.

This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days’ written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

Amendment

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.	None.

APPENDIX L

FACTORS CONSIDERED IN CONNECTION WITH BOARD REVIEW OF CURRENT INVESTMENT MANAGEMENT AGREEMENTS

The Board, including the Funds’ Independent Board Members, received information from Deutsche Asset Management to assist them in their consideration of the Funds’ Current Management Agreements. The Board received and considered a variety of information about Deutsche Asset Management, its affiliated service providers and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed all the Funds for which the Board has responsibility. The Board considered factors that it believes relevant to the interests of Fund shareholders, including:

•	The investment management fee schedule for each Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by similar funds and (ii) fee rates paid to Deutsche Asset Management by similar funds and institutional accounts advised by Deutsche Asset Management. The Board gave only limited consideration to fees paid by similar institutional accounts advised by Deutsche Asset Management, in light of the material differences in the scope of services typically provided to mutual funds relative to institutional accounts. The Board concluded that the fee schedule in effect for each Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to each Fund and fees paid by similar funds. See Appendix L for comparative management fee information provided by Lipper and considered by the Board in connection with each Fund.

•	The extent to which economies of scale would be realized as the Funds grow. As part of its consideration, the Board considered whether the proposed management fee schedules should contain breakpoints or if existing breakpoints should be revised. The Board carefully considered whether the proposed breakpoints would have any real effect on Fund fees. The Board determined that each Fund’s fee schedule represents an appropriate sharing between Fund shareholders and Deutsche Asset Management of such economies of scale as may exist in the management of the Funds at current asset levels.

•	The total operating expenses of each Fund, including in comparison to each Fund’s respective peer group as determined by Lipper. See Appendix L for operating expense information provided by Lipper and considered by the Board in connection with each Fund. In this regard, the Board considered that the various expense limitations agreed to by Deutsche Asset Management effectively limit the ability of any Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Funds’ contractual arrangements, and also serve to ensure that no Fund’s total operating expenses would be uncompetitive relative to the applicable Lipper universe.

•	The investment performance of each Fund and Deutsche Asset Management, both absolute and relative to various benchmarks and industry peer groups. See Appendix L for performance information provided by Lipper and considered by the Board in connection with each Fund. The Board also noted the disappointing investment performance of certain Funds in recent years and continued to discuss with senior management of Deutsche Asset Management the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that Deutsche Asset Management has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of services provided by Deutsche Asset Management. The Board considered extensive information regarding Deutsche Asset Management, including Deutsche Asset

Management’s personnel (particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. The Board also considered the terms of the Current Management Agreements, including the scope of services provided under those agreements and the current administrative services agreements. In this regard, the Board concluded that the quality and range of services provided by Deutsche Asset Management have benefited and should continue to benefit the Funds and their shareholders.

•	The costs of the services to, and profits realized by, Deutsche Asset Management and its affiliates from their relationships with the Funds. In analyzing Deutsche Asset Management’s costs and profits, the Board also reviewed the fees paid to and services provided by Deutsche Asset Management and its affiliates with respect to administrative services, fund accounting, shareholder servicing, transfer agency, sub-recordkeeping and distribution (including fees paid pursuant to 12b-1 plans). The Board concluded that each Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by Deutsche Asset Management and its affiliates in providing services to the Funds.

•	Deutsche Asset Management’s practices regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including its soft dollar practices. In this regard, the Board observed that Deutsche Asset Management had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	Deutsche Asset Management’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered Deutsche Asset Management’s commitment to indemnify the Funds against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by Deutsche Asset Management to documenting and enhancing its compliance procedures in recent years. The Board noted in particular the experience and seniority of Deutsche Asset Management’s chief compliance officer, the large number of personnel who report to him and the substantial commitment of resources by Deutsche Asset Management to compliance matters.

•	The commitment of Deutsche Bank, Deutsche Asset Management’s parent company, to restructuring and growing its U.S. mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business to improve efficiency and competitiveness. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Funds and their shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its U.S. mutual fund business and the potential benefits to Fund shareholders.

The Board evaluated the Current Management Agreement in light of the proposed changes to such agreement being submitted to shareholders and the fact that the Current Management Agreement would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue each Fund’s Current Management Agreement and concluded that the continuation of such Agreements was in the best interests of each Fund’s shareholders.

In reaching this conclusion, the Board did not give particular weight to any single factor identified above. The Board reached considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Current Management Agreements.

APPENDIX L

FACTORS CONSIDERED BY THE BOARD IN APPROVING THE FUNDS’ CURRENT MANAGEMENT AGREEMENTS

DWS EQUITY 500 INDEX VIP

In approving the Investment Management Agreement, the Board, including the Independent Trustees, also considered the following factors:

Fund Performance

The comparative Lipper information showed that for the one- and three-year periods ending June 30, 2005, the Fund’s (Class A shares) performance was in the first quartile, and for the five-year period was in the second quartile, of the applicable Lipper universe. The Board also observed that on a gross return basis, the Fund outperformed its benchmark in the one- and three-year periods, and underperformed its benchmark in the five-year period. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that the fee rate paid by the Fund was lower than the median (second quartile) in the Fund’s Expense Group for the comparison periods utilized in the Lipper Report (the “Comparison Periods”). The Fund’s total expenses (Class A shares) were in the first quartile for the Comparison Periods.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management will enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that the total operating expenses of the Fund through September 30, 2006 would be competitive relative to the applicable Lipper universe. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement. Effective September 19, 2005, the Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.28% of average daily net assets for Class A, 0.53% of average daily net assets for Class B and 0.63% of average daily net assets for Class B2 shares until April 30, 2009.

DWS SMALL CAP INDEX VIP

In approving the Investment Management Agreement, the Board, including the Independent Trustees, also considered the following factors:

Fund Performance

The comparative Lipper information showed that the Fund’s performance (Class A shares) for the one-, three- and five-year periods ending June 30, 2005 was in the third, second and third quartile of the applicable Lipper universe, respectively. The Board also observed that on a gross return basis, the Portfolio underperformed its benchmark in the one-year period and outperformed its benchmark in the three- and five-year periods. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that the Fund’s Contractual Management Fee was equal to the median (second quartile) in the Fund’s Expense Group for the Comparison Periods. The Fund’s total expenses (Class A shares) were lower than the median (first quartile) for the Comparison Periods.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management will enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that total operating expenses would be competitive relative to the applicable Lipper group. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement.

DWS RREEF REAL ESTATE VIP

In approving the Investment Management Agreement, the Board, including the Independent Trustees, also considered the following factors:

Fund Performance

The comparative Lipper information showed that the Fund’s performance the Fund’s (Class B shares) performance was in the third quartile of the applicable Lipper universe for the one-year period ended June 30, 2005, and that the Fund began operations on May 1, 2003. The Board also observed that the Fund underperformed its benchmark in the one-year period. The Board recognized that the Adviser has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance. Based on its review, the Board concluded that the Fund’s investment performance was satisfactory.

Management Fees and Expense Ratios

The comparative Lipper information for the Current Management Agreement showed that the Fund’s Contractual Management Fee and Actual Management Fee were equal to the median (second quartile) in the Fund’s Expense Group for the Comparison Periods. The Fund’s total expenses (Class A shares) were lower than the median (first quartile) for the Comparison Periods.

The Board noted that should shareholders approve the Investment Management Agreement, the Fund and Deutsche Asset Management will enter into a fee waiver/expense reimbursement agreement pursuant to which Deutsche Asset Management would be contractually obligated to waive its management fees and/or reimburse expenses so that the Fund’s total operating expenses would be competitive relative to the applicable Lipper group. The Board recognized that because of these fee waivers/expense reimbursements, total expenses would not increase through at least September 30, 2006 under the Investment Management Agreement.

APPENDIX M

INFORMATION REGARDING SIMILAR FUNDS

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
Value Funds
DWS Commodity Securities Fund	127,466,889	0.950% to $500 million 0.900% next $500 million 0.850% thereafter	Yes	The fund seeks capital appreciation.

DWS Davis Venture Value VIP	387,796,009	0.950% to $250 million 0.925% next $250 million 0.900% next $500 million 0.875% next $1.5 billion 0.850% thereafter	Yes	The portfolio seeks growth of capital.

DWS Dreman Concentrated Value Fund	37,727,906	0.800% to $250 million 0.780% next $750 million 0.760% next $1.5 billion 0.740% over $2.5 billion	Yes	The fund seeks long-term growth of capital.

DWS Dreman Financial Services Fund	96,208,449	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	No	The fund seeks to provide long-term capital appreciation.

DWS Dreman Financial Services VIP	137,986,160	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	No	The portfolio seeks to provide long-term capital appreciation.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Dreman High Return Equity Fund	7,252,576,321	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	No	The fund seeks to achieve a high rate of total return.

DWS Dreman High Return Equity VIP	921,187,356	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	No	The portfolio seeks to achieve a high rate of total return.

DWS Dreman Mid Cap Value Fund	11,384,165	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $1.5 billion 0.660% thereafter	Yes	The fund seeks long-term capital appreciation

DWS Dreman Small Cap Value Fund	1,018,681,656	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	Yes	The fund seeks long-term capital appreciation.

DWS Dreman Small Cap Value VIP	576,177,546	0.750% of net assets	No	The portfolio seeks long-term capital appreciation.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Equity Income Fund	146,699,100	0.750% to $250 million 0.720% next $750 million 0.700% next $1.5 billion 0.680% next $2.5 billion 0.650% next $2.5 billion 0.640% next $2.5 billion 0.630% next $2.5 billion 0.620% thereafter	Yes	The fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital.

DWS Equity Partners Fund	386,686,584	1.000% to $50 million 0.850% next $50 million 0.800% next $100 million 0.700% thereafter	No	The fund seeks to achieve long-term growth of capital and, secondarily, current income.

DWS Gold & Precious Metals Fund	568,654,457	1.000% to $500 million 0.950% thereafter	Yes	The fund seeks maximum return (principal change and income).

DWS Growth & Income Fund	4,859,031,508	0.450% to $250 million 0.445% next $750 million 0.440% next $1.5 billion 0.430% next $5 billion 0.420% next $5 billion 0.410% next $5 billion 0.385% thereafter	Yes	The fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk, as compared with other growth and income funds.

DWS Growth & Income VIP	342,314,237	0.475% to $250 million 0.450% next $750 million 0.425% over $1 billion	Yes	The portfolio seeks long-term growth of capital, current income and growth of income.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Janus Growth & Income VIP	226,730,111	0.750% to $250 million 0.725% next $750 million 0.700% next $1.5 billion 0.675% thereafter	Yes	The portfolio seeks long-term capital growth and current income.

DWS Large Cap Value Fund	1,967,421,176	0.525% to $1.5 billion 0.500% next $500 million 0.475% next $1 billion 0.450% next $1 billion 0.425% next $1 billion 0.400% thereafter	Yes	The fund seeks long-term capital appreciation, with current income as a secondary objective.

DWS Large Cap Value VIP	308,291,140	0.750% of net assets	Yes	The portfolio seeks to achieve a high rate of total return.

DWS MFS Strategic Value VIP	57,871,500	0.950% to $250 million 0.925% next $250 million 0.900% next $500 million 0.825% next $500 million 0.800% next $1 billion 0.775% thereafter	Yes	The portfolio seeks to provide capital appreciation.

DWS RREEF Real Estate Securities Fund	1,320,258,666	0.650% to $100 million 0.550% next $100 million 0.500% next $100 million 0.450% thereafter	No	The fund seeks long-term capital appreciation and current income.

DWS RREEF Real Estate Securities VIP	40,235,410	0.900% to $250 million 0.875% next $250 million 0.850% next $500 million 0.825% next $1.5 billion 0.800% thereafter	Yes	The Portfolio’s investment objectives are long-term capital appreciation and current income.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Small Cap Core Fund	182,968,564	0.750% to $500 million 0.700% next $500 million 0.650% thereafter	Yes	The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds.

DWS Small Cap Value Fund	328,500,084	0.750% to $500 million 0.700% thereafter	No	The fund seeks long-term growth of capital.

DWS Templeton Foreign Value VIP	20,460,507	0.950% to $250 million 0.900% next $250 million 0.850% next $500 million 0.800% next $500 million 0.750% next $1 billion 0.700% thereafter	Yes	The portfolio seeks long-term capital growth.

Index-Related Funds
DWS EAFE Equity Index Fund	308,910,127	0.250% of net assets	Yes

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International (“MSCI”) EAFE® Index (“EAFE® Index”), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

DWS Enhanced S&P 500 Index Fund	100,925,018	0.500% to $500 million 0.475% next $500 million 0.450% thereafter	Yes	The fund seeks long-term growth and income.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Equity 500 Index Fund	2,585,342,277	0.050% of net assets	Yes

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), which emphasizes stocks of large US companies.

DWS Equity 500 Index VIP	1,228,644,729	0.200% to $1 billion 0.175% next $1 billion 0.150% thereafter	Yes

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poors 500 Composite Stock Price Index (the “S&P 500 Index”), which emphasizes stocks of large US companies.

DWS Small Cap Index VIP	495,008,781	0.350% of net assets	Yes	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.

*	The investment management fees provided above are based on the average daily net assets of a fund.

Fund Name	Net Assets As of 12/31/05 ($)	Current Management Fee Schedule*	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS S&P 500 Index Fund	721,836,588	0.050% of net assets	Yes

The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

DWS U.S. Bond Index Fund	119,751,913	0.150% of net assets	Yes

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Lehman Brothers Aggregate Bond Index (the “Lehman Bond Index”), which emphasizes government mortgage-backed securities and corporate investment grade debt securities.

*	The investment management fees provided above are based on the average daily net assets of a fund.

APPENDIX N

INFORMATION REGARDING EACH FUND’S RELATIONSHIP WITH DEUTSCHE ASSET MANAGEMENT AND CERTAIN AFFILIATES

For purposes of the information below, “Affiliated Broker” means any broker:

•	That is an affiliated person of the Fund;

•	That is an affiliated person of such person; or

•	That is an affiliated person of which an affiliated person of the Fund, Deutsche Asset Management, DWS Scudder Distributors, Inc. (“DWS-SDI”) or the Fund’s administrator.

DWS Equity 500 Index VIP

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
ICCC	Administrator	$286,511
DWS-SDI	Distributor	$188,493
DWS Scudder Investments Service Company (“DWS-SISC”)	Transfer Agent	$134,914

DWS Small Cap Index VIP

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
ICCC	Administrator	$189,079
DWS-SDI	Distributor	$96,806
DWS-SISC	Transfer Agent	$84,197

N-1

DWS RREEF Real Estate Securities VIP

The Fund did not pay commissions to Affiliated Brokers for the most recent fiscal year.

The following fees were paid by the Fund to Deutsche Asset Management and its affiliates during the fiscal year ended December 31, 2005 for services provided to the Fund (other than under an investment advisory agreement or for brokerage commissions). These services will continue to be provided after the Investment Management Agreement is approved.

Name	Services	Amount of Fee
ICCC	Administrator	$44,303
DWS-SDI	Distributor	$80,920

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APPENDIX O

PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

DWS Equity 500 Index VIP and DWS Small Cap Index VIP

If Proposal III is adopted in full by the shareholders of each Fund, the result will be that the Fund will be subject to the fundamental investment restrictions listed below.

1. The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5. The Fund may not purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

6. The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7. The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8. The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

DWS RREEF Real Estate Securities VIP

If Proposal III is adopted in full by the shareholders of the Fund, the result will be that the Fund will be subject to the fundamental investment restrictions listed below.

1. The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

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4. The Fund may not purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

5. The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

6. The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7. The Fund may not invest 25% or more of its total assets in securities of companies principally engaged in any one industry, except that the Fund may invest without limitation in securities of companies engaged principally in the real estate industry.

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APPENDIX P

AMENDED AND RESTATED

DECLARATION OF TRUST

DWS INVESTMENTS VIT FUNDS

DATED

[                    ]

Page
Section 8.3. Amendment Procedure	22

Section 8.4. Merger, Consolidation and Sale of Assets	22

Section 8.5. Incorporation	22

ARTICLE IX MISCELLANEOUS	22

Section 9.1. Filing	22

Section 9.2. Governing Law	23

Section 9.3. Counterparts and Headings	23

Section 9.4. Reliance by Third Parties	23

Section 9.5. Provisions in Conflict with Law	23

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

DWS INVESTMENTS VIT FUNDS

DATED [                            ]

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this [        ] day of [            ], 2006 by the Trustees hereunder.

WHEREAS, the DWS INVESTMENTS VIT FUNSD was established pursuant to a Declaration of Trust dated January 18, 1996 (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to Section 8.3, Article VIII of the Original Declaration, may amend this Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

WHEREAS, the Trustees and any successor Trustees elected in accordance with Article II hereof are acquiring and may hereafter acquire assets and properties which they will hold and manage as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

WHEREAS, the Trustees declare that they will hold all cash, securities and other assets and properties, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST, and that they will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1. Name. The name of the trust created hereby is the “DWS INVESTMENTS VIT FUNDS” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2. Definitions. Wherever they are used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “By-Laws” means the By-Laws referred to in Section 2.9 hereof, as from time to time amended.

(b) “Class” means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(c) The terms “Commission” and “Interested Person” shall have the same meanings given to such terms in the 1940 Act.

(d) “Declaration” means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(e) “His” shall include the feminine and neuter, as well as the masculine, genders.

(f) The “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Trust or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the Staff of the Commission under such Act. In construing the 1940 Act, the Trustees and officers of the Trust may, to the extent deemed appropriate, rely on interpretations of the 1940 Act issued by the Commission or the Staff thereof.

(g) “Outstanding Shares” means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust.

(h) “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(i) “Series” individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(j) “Shareholder” means a record owner of Outstanding Shares.

(k) “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees and includes fractions of Shares as well as whole Shares.

(l) The “Trust” refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time.

(m) The “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

(n) The “Trustees” means at any time the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all persons who may at that time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

ARTICLE II

TRUSTEES

Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with full powers of delegation except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations and maintain offices both within and without the Commonwealth of Massachusetts, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing the Trustees shall have power and authority to operate and carry on the business of an investment company and exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a Massachusetts business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court.

The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Any determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other interested party.

Section 2.2. Certain Specific Powers.

(a) Investments.

The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to trust investments, but shall have full authority and power to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in any and all investments in which they, in their absolute discretion, deem proper to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority:

(i) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(ii) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in their or the Trust’s name or in the name of a custodian or a nominee or nominees;

(iii) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, and any interest therein;

(v) To borrow money for any purpose and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property;

(vi) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(vii) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust; and

(viii) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b) Additional Powers.

The Trustees shall have the power:

(i) To employ or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

(ii) To enter into joint ventures, partnerships and any other combinations or associations;

(iii) To elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate;

(iv) To purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property or (C) such other insurance as the Trustees in their sole judgment shall deem advisable;

(v) To establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vi) To the extent permitted by law, to indemnify any person with whom the Trust has dealings, including any investment adviser, distributor, administrator, custodian, transfer agent and selected dealers, to such extent as the Trustees shall determine;

(vii) To guarantee indebtedness or contractual obligations of others;

(viii) To determine and change the fiscal year of the Trust and the method by which its accounts shall be kept;

(ix) To adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust;

(x) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares; and

(xi) To carry on any other business in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

Section 2.3. Legal Title. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees. Such title shall automatically vest at the time a person becomes a Trustee and shall automatically unvest at the time a person ceases to be a Trustee, in each case without the execution or delivery of any conveyancing instrument.

Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 2.5. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by the 1940 Act.

Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 2.6. Collection and Payment. The Trustees shall have power to collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property but shall have no liability for failing to do so; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, to pay reasonable compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8. Manner of Acting. Except as otherwise provided herein or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them without the vote or consent of Shareholders.

Section 2.9. By-Laws. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

Section 2.10. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor, administrator, custodian or transfer agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11. Number of Trustees. The number of Trustees shall be such number as shall be determined from time to time by the Trustees then in office. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to this Article II.

Section 2.12. Election and Term. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor is elected and qualified. If at any time less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office will call a Shareholders’ meeting for the election of all of the Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and any vacancy resulting from a newly created Trusteeship or the death, resignation, retirement, removal, or incapacity of a Trustee may be filled by the affirmative vote or consent of a majority of the Trustees then in office.

Section 2.13. Resignation and Removal. Any Trustee may resign (without the need for any prior or subsequent accounting, except as such accounting may be required by a majority of the remaining Trustees) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or is otherwise required to retire in accordance with, any written policy adopted from time to time by the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument signed by a majority of the other Trustees. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by the action of two-thirds of the remaining Trustees or by vote of Shareholders holding two thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

Section 2.14. Vacancies. The death, resignation, retirement, removal, or incapacity, of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as determined is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE III

CONTRACTS

Section 3.1. Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting, distribution or placement contract or contracts providing for the sale of the Shares, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as the Trust’s sales agent for the Shares, and in either case on such terms and conditions, and providing for such compensation, as the Trustees may in their discretion determine; and such contract may also provide for the repurchase of the Shares by such other party as principal or as agent of the Trust. The Trustees may in their discretion from time to time enter into one or more transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable. All securities and cash of the Trust or any Series thereof shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians, each meeting the requirements for a custodian contained in the 1940 Act, or shall otherwise be held in accordance with the 1940 Act.

Section 3.2. Advisory or Management Contract; Administration. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services, proxy voting services and such other facilities and services, including administrative services, if any, and all upon such terms and conditions and for such compensation, as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust or any Series and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

The Trustees may also employ, or authorize the investment adviser or a sub-adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser or sub-adviser and upon such terms and conditions and for such compensation as may be agreed upon between the investment adviser, the sub-adviser and/or such other sub-advisers and approved by the Trustees. Any reference in this Declaration to the investment adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

The Trustees may, in their discretion from time to time enter into administration and/or, fund accounting contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable.

Section 3.3. Affiliations of Trustees or Officers, Etc. The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, member, trustee, employee, manager, adviser or distributor of or for any partnership, limited liability company, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any partnership, limited liability company, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, limited liability companies, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.4. Further Authority of Trustees. The authority of the Trustees hereunder to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article III shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 2.2 hereof to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE IV

LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y) written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders. Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, or employee of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer or employee or to see to the application of any payments made or property transferred to the Trust or upon its order. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers or employees of the Trust. All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or the assets of that particular Series for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as Trustees or officers under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees, officers or Shareholders individually.

Section 4.6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected from liability with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, custodian, administrator, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The appointment, designation or identification of a Trustee as the chairperson of the Trustees, as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall effect in any way that Trustee’s rights or entitlement to indemnification.

Section 4.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust, as appropriate.

ARTICLE V

SHARES OF BENEFICIAL INTEREST

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.10 and Section 5.11 hereof, with or without par value. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.2. Rights of Shareholders. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, creation or redemption fees, account fees or any other fees or charges permitted to be charged to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class of Shares in accordance with Section 5.11 hereof. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and to have become a party hereto.

Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, limited liability company, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time, issue Shares, in addition to the Outstanding Shares, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees shall have full power and authority, in their sole discretion, to divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust, or to take such other action with respect to the Shares as the Trustees may deem desirable.

Section 5.5. Ownership of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

(b) In the event any certificates representing Shares are at any time outstanding, the Trustees may at any time or from time to time discontinue the issuance of such certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, cancel such certificates, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded on the books of the Trust or its transfer or similar agent.

(c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may take any other such action with respect to minimum investment amounts as may be deemed appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 5.6. Disclosure of Holdings. The holders of Shares or others securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by law or regulation or as the Trustees may otherwise decide.

Section 5.7. Notices; Reports. The Trustees may from time to time set forth in the By-Laws procedures for providing notices and other reports to Shareholders.

Section 5.8. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to termination of the Trust or a Series thereof to the extent and as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3; (v) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.

Each whole Share outstanding on the record date established in accordance with the Declaration or By-Laws shall entitle the holder thereof one vote as to any matter on which such Shareholder is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders.

On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or Classes of Shares, except (1) when required by applicable law or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class; and (2) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

Section 5.9. Meetings of Shareholders; Action by Written Consent. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable, and shall be called at the written request of the holder or holders of ten percent (10%) or more of the total number of the Outstanding Shares of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting. Meetings of the Shareholders shall be held at such place within the United States as shall be fixed by the Trustees. The Trustees may set in the By-Laws provisions relating to the calling of meetings, quorum requirements, conduct of meetings, notice of meetings, adjournment of meetings and related matters.

(a) The Shareholders shall take action by the affirmative vote of the holders of a majority, except in the case of the election of Trustees which shall only require a plurality, of the Shares present in person or by proxy and entitled to vote and voting or voted at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by the 1940 Act or any provision of this Declaration or the By-Laws.

(b) Any action required or permitted to be taken at a meeting of the Shareholders may be taken, at the sole discretion of the Trustees, without a meeting by written action signed by that number Shareholders holding not less than the minimum number of votes that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action is effective when it has been signed by the requisite number of Shareholders and delivered to the Secretary or Clerk of the Trust, unless a different effective time is provided in the written action.

Section 5.10. Series. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

(b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any issued or unissued Shares of any Series into one or more Series that may be established and designated from time to time or abolish any one or more Series in accordance with Section 8.2, and take such other action with respect to the Series as the Trustees may deem desirable.

(c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. Each Series shall be preferred over all other Series in respect of the assets allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable.

(d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against, a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series as provided in Section 7.2. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series as provided in Section 8.2. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

Section 5.11. Classes. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of a Class shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees and not prohibited by the 1940 Act. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may in their discretion divide or combine the Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; abolish any one or more Classes; and take such other action with respect to the Shares as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may, in their sole discretion, allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

Section 5.12. Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and in the case of a Class the relative rights and preferences of such Class, which may make reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary/Clerk or an Assistant Secretary/Clerk of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 9.1 hereof. Notwithstanding the foregoing, any Series or Class of the Trust established and designated prior to the date hereof in accordance with the terms of the Original Declaration (a “Prior Designation”), and set forth on the Restated Designation attached as Appendix A hereto, shall be deemed for all intents and purposes to have been established and designated in accordance with this Section 5.12. The Restated Designation attached hereto as Appendix A shall supercede any terms set forth in a Prior Designation. Additions or modifications to a Designation, other than termination of an existing Series or Class, shall be deemed to be an amendment to this Declaration subject to Section 8.3 hereof.

ARTICLE VI

REDEMPTION AND REPURCHASE OF SHARES

Section 6.1. Redemption of Shares. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such office or agency as may be designated from time to time for that purpose by the Trustees and in accordance with such conditions as the Trustees may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2. Price. Any Shares redeemed shall be redeemed at their net asset value, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 6.3. Payment. Payment for such Shares shall be made in cash or in property, or any combination thereof, out of the assets of the Trust or relevant Series of the Trust. The composition of any such payment (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 6.4. Redemption of Shareholder’s Interest. Subject to the provisions of the 1940 Act, the Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to:

(i) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees,

(ii) the determination by the Trustees that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended,

(iii) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity,

(iv) the failure of a Shareholder to pay when due the purchase price for the Shares issued to such Shareholder,

(v) when required for the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 5.5(c) hereof,

(vi) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares,

(vii) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class,

(viii) failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 5.6 hereof, or

(ix) when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 6.5. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of Shareholders to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE VII

DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

Section 7.1. Determination of Net Asset Value. The Trustees may in their sole discretion from time to time prescribe the time or times for determining the per Share net asset value of the Shares of the Trust or any Series thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Trust or Series thereof, and the procedures and methods for determining the net asset value of a Share of the Trust, or a Series or a Class thereof. The Trust may suspend the determination of net asset value during any period when it may suspend the right of the Shareholders to require the Trust to redeem Shares.

Section 7.2. Distributions to Shareholders. The Trustees may in their sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time for the declaration and payment by duly authorized officers of the Trust of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or in property, including any Shares or other securities of the Trust as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash, such cash may be reinvested in full and fractional Shares of the Trust as the Trustees shall direct or as the Trustees may permit a Shareholder to direct. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them; provided, however, that the composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Section 7.3. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

Section 7.4. Reserves. The Trustees may in their sole discretion set apart, from time to time, out of any funds of the Trust or Series or Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 7.5. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to this Article VII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE VIII

DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2. Termination of Trust. (a) The Trust or any Series of the Trust may be terminated at any time by the Trustees by notice to the Shareholders of the Trust or such Series as the case may be, or by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote of the Trust or such Series. Upon the termination of the Trust or any Series,

(i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the rights and powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business;

(iii) after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, to the Shareholders of the Trust or the Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of a Series involved, provided that any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

(b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust (or Series) an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

The foregoing provisions shall also apply mutatis mutandis to the termination of any Class.

Section 8.3. Amendment Procedure. (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

(b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

Section 8.4. Merger, Consolidation and Sale of Assets. Except as otherwise required by applicable law, the Trustees may authorize the Trust or any Series or Class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Series or Class of the Trust) or other entity (in each case, the “Surviving Entity”) or the Trustees may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. The Trustees shall provide notice to affected Shareholders of each transaction pursuant to this Section 8.4. The authority of the Trustees under this Section 8.4 with respect to the merger, reorganization or consolidation of any Class of the Trust is in addition to the authority of the Trustees under Section 5.11 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Filing. This Declaration, any amendment thereto, and any Designation executed in accordance with Section 5.12 hereof shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided, however, that the failure to so file will not invalidate this instrument or any properly authorized amendment hereto or Designation. Unless the amendment or Designation is embodied in an instrument signed by a majority of the Trustees, each amendment or Designation filed shall be accompanied by a certificate signed and acknowledged by a Trustee or authorized officer stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration. The foregoing provisions for restating the Declaration and including an amendment in the restated Declaration shall also apply, mutatis mutandis, to the restatement of Designations.

Section 9.2. Governing Law. The principal place of business of the Trust in Massachusetts is [PRINCIPAL PLACE OF BUSINESS OF THE TRUST]. The Trustees may, without the approval of Shareholders, change the principal place of business of the Trust. The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts (or any successor law), and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said Commonwealth without regard to the choice of law rules thereof.

Section 9.3. Counterparts and Headings. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart. Headings are placed herein for convenience of reference only and shall not be taken as a part thereof or control or affect the meaning, construction or effect of this instrument.

Section 9.4. Reliance by Third Parties. Anyone dealing with the Trust may rely on a certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee or officer of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted, or the identity of any officers elected, by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust.

Section 9.5. Provisions in Conflict with Law. All provisions of this Declaration shall be construed, to the extent reasonably possible, in a manner consistent with applicable law. If, notwithstanding the foregoing, any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first written above.

APPENDIX A

DWS INVESTMENTS VIT FUNDS

RESTATED DESIGNATION OF SERIES AND CLASSES OF

SHARES OF BENEFICIAL INTEREST

WHEREAS, the Trustees of the Trust, acting pursuant to the Trust’s declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a “Series”) pursuant to one or more designations of series (the “Prior Series Designations”) and have previously established and designated one or more classes of Shares (each, a “Class”) for some or all of the Series pursuant to one or more designations of classes (the “Prior Class Designations,” such Prior Series Designations and Prior Class Designations referred to herein collectively as the “Prior Designations”);

WHEREAS, in connection with the adoption of an Amended and Restated Declaration of Trust dated as of [                    ] (the “Declaration”), as set forth in Section 5.12 of the Declaration, the previously established and designated Series and Classes are to be included on a restated designation.

NOW THEREFORE, the Trustees of the Trust, effective [                    ] hereby restate the Trust’s Prior Designations, the terms of this restated designation to supercede any terms set forth in the Prior Designations.

1. The following series of Shares and Classes thereof are established and designated, the Shares of such Series and Classes to be subject to the terms of, and entitled to all the rights and preferences accorded to Shares of a Series, and, if applicable, a Class under, the Declaration and this restated designation:

DWS Equity 500 Index VIP	Class A
Class B
Class B2

DWS Small Cap Index VIP	Class A
Class B

DWS RREEF Real Estate Securities VIP	Class A
Class B

2. For Shares of a Class of a Series, the relative rights and preferences of such Class shall be as determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the Trust’s Multi-Distribution System Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may be amended from time to time, or as otherwise required by applicable law. The Shares of a Class of a Series shall have such other terms, features and qualifications as may be determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the current prospectus and statement of additional information of the Series relating to such Class, contained in the Trust’s registration statement under the Securities Act of 1933, as amended, as such prospectus or statement of additional information may be further supplemented from time to time.

3. The designation of the Series and Classes hereby shall not impair the power of the Trustees from time to time to designate additional Series and Classes of Shares of the Trust.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have executed this instrument as of this          day of [                                                 ].

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

APPENDIX Q

AMENDED AND RESTATED

DECLARATION OF TRUST

DWS INVESTMENTS VIT FUNDS

DATED

[                    ]

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

DWS INVESTMENTS VIT FUNDS

DATED [                          ]

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this [            ] day of [            ], 2006 by the Trustees hereunder.

WHEREAS, the DWS Investments VIT Funds was established pursuant to a Declaration of Trust dated January 18, 1996 (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to Section 8.3, Article VIII of the Original Declaration, may amend this Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

WHEREAS, the Trustees and any successor Trustees elected in accordance with Article II hereof are acquiring and may hereafter acquire assets and properties which they will hold and manage as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

WHEREAS, the Trustees declare that they will hold all cash, securities and other assets and properties, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST, and that they will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1. Name. The name of the trust created hereby is the “DWS Investments VIT Funds” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2. Definitions. Wherever they are used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “By-Laws” means the By-Laws referred to in Section 2.9 hereof, as from time to time amended.

(b) “Class” means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(c) The terms “Commission” and “Interested Person” shall have the same meanings given to such terms in the 1940 Act. The term “vote of a majority of the outstanding voting securities” shall have the same meaning given to it in the 1940 Act.

(d) “Declaration” means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(e) “His” shall include the feminine and neuter, as well as the masculine, genders.

(f) The “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Trust or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the Staff of the Commission under such Act. In construing the 1940 Act, the Trustees and officers of the Trust may, to the extent deemed appropriate, rely on interpretations of the 1940 Act issued by the Commission or the Staff thereof.

(g) “Outstanding Shares” means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust.

(h) “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(i) “Series” individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(j) “Shareholder” means a record owner of Outstanding Shares.

(k) “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees and includes fractions of Shares as well as whole Shares.

(l) The “Trust” refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time.

(m) The “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

(n) The “Trustees” means at any time the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all persons who may at that time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

ARTICLE II

TRUSTEES

Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with full powers of delegation except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations and maintain offices both within and without the Commonwealth of Massachusetts, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing the Trustees shall have power and authority to operate and carry on the business of an investment company and exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a Massachusetts business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court.

The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Any determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other interested party.

Section 2.2. Certain Specific Powers.

(a) Investments.

The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to trust investments, but shall have full authority and power to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in any and all investments in which they, in their absolute discretion, deem proper to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority:

(i) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(ii) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in their or the Trust’s name or in the name of a custodian or a nominee or nominees;

(iii) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, and any interest therein;

(v) To borrow money for any purpose and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property;

(vi) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(vii) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust; and

(viii) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b) Additional Powers.

The Trustees shall have the power:

(i) To employ or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

(ii) To enter into joint ventures, partnerships and any other combinations or associations;

(iii) To elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate;

(iv) To purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property or (C) such other insurance as the Trustees in their sole judgment shall deem advisable;

(v) To establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vi) To the extent permitted by law, to indemnify any person with whom the Trust has dealings, including any investment adviser, distributor, administrator, custodian, transfer agent and selected dealers, to such extent as the Trustees shall determine;

(vii) To guarantee indebtedness or contractual obligations of others;

(viii) To determine and change the fiscal year of the Trust and the method by which its accounts shall be kept;

(ix) To adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust;

(x) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares; and

(xi) To carry on any other business in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

Section 2.3. Legal Title. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees. Such title shall automatically vest at the time a person becomes a Trustee and shall automatically unvest at the time a person ceases to be a Trustee, in each case without the execution or delivery of any conveyancing instrument.

Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 2.5. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by the 1940 Act.

Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 2.6. Collection and Payment. The Trustees shall have power to collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property but shall have no liability for failing to do so; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, to pay reasonable compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8. Manner of Acting. Except as otherwise provided herein or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them without the vote or consent of Shareholders.

Section 2.9. By-Laws. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

Section 2.10. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor, administrator, custodian or transfer agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11. Number of Trustees. The number of Trustees shall be such number as shall be determined from time to time by the Trustees then in office. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to this Article II.

Section 2.12. Election and Term. Except as provided in Section 2.13 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor is elected and qualified. Any vacancy resulting from a newly created Trusteeship or the death, resignation, retirement, removal, or incapacity of a Trustee may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act.

Section 2.13. Resignation and Removal. Any Trustee may resign (without the need for any prior or subsequent accounting, except as such accounting may be required by a majority of the remaining Trustees) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or is otherwise required to retire in accordance with, any written policy adopted from time to time by the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument signed by a majority of the other Trustees. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by the action of two-thirds of the remaining Trustees or by vote of Shareholders holding two thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

Section 2.14. Vacancies. The death, resignation, retirement, removal, or incapacity, of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as determined is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE III

CONTRACTS

Section 3.1. Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting, distribution or placement contract or contracts providing for the sale of the Shares, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as the Trust’s sales agent for the Shares, and in either case on such terms and conditions, and providing for such compensation, as the Trustees may in their discretion determine; and such contract may also provide for the repurchase of the Shares by such other party as principal or as agent of the Trust. The Trustees may in their discretion from time to time enter into one or more transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable. All securities and cash of the Trust or any Series thereof shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians, each meeting the requirements for a custodian contained in the 1940 Act, or shall otherwise be held in accordance with the 1940 Act.

Section 3.2. Advisory or Management Contract; Administration. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services, proxy voting services and such other facilities and services, including administrative services, if any, and all upon such terms and conditions and for such compensation, as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust or any Series and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

The Trustees may also employ, or authorize the investment adviser or a sub-adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser or sub-adviser and upon such terms and conditions and for such compensation as may be agreed upon between the investment adviser, the sub-adviser and/or such other sub-advisers and approved by the Trustees. Any reference in this Declaration to the investment adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

The Trustees may, in their discretion from time to time enter into administration and/or, fund accounting contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable.

Section 3.3. Affiliations of Trustees or Officers, Etc. The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, member, trustee, employee, manager, adviser or distributor of or for any partnership, limited liability company, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any partnership, limited liability company, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, limited liability companies, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.4. Further Authority of Trustees. The authority of the Trustees hereunder to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article III shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 2.2 hereof to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE IV

LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y) written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders. Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, or employee of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer or employee or to see to the application of any payments made or property transferred to the Trust or upon its order. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers or employees of the Trust. All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or the assets of that particular Series for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as Trustees or officers under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees, officers or Shareholders individually.

Section 4.6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected from liability with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, custodian, administrator, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The appointment, designation or identification of a Trustee as the chairperson of the Trustees, as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall effect in any way that Trustee’s rights or entitlement to indemnification.

Section 4.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust, as appropriate.

ARTICLE V

SHARES OF BENEFICIAL INTEREST

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.10 and Section 5.11 hereof, with or without par value. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.2. Rights of Shareholders. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, creation or redemption fees, account fees or any other fees or charges permitted to be charged to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class of Shares in accordance with Section 5.11 hereof. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and to have become a party hereto.

Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, limited liability company, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time, issue Shares, in addition to the Outstanding Shares, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees shall have full power and authority, in their sole discretion, to divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust, or to take such other action with respect to the Shares as the Trustees may deem desirable.

Section 5.5. Ownership of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

(b) In the event any certificates representing Shares are at any time outstanding, the Trustees may at any time or from time to time discontinue the issuance of such certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, cancel such certificates, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded on the books of the Trust or its transfer or similar agent.

(c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may take any other such action with respect to minimum investment amounts as may be deemed appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 5.6. Disclosure of Holdings. The holders of Shares or others securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by law or regulation or as the Trustees may otherwise decide.

Section 5.7. Notices; Reports. The Trustees may from time to time set forth in the By-Laws procedures for providing notices and other reports to Shareholders.

Section 5.8. Voting Powers. The Shareholders shall have power to vote only: (a) for the election or removal of Trustees to the extent and as provided in Article II; (b) with respect to the termination of the Trust or a Series thereof to the extent and as provided in Section 8.2; (c) with respect to an amendment of this Declaration to the extent and as provided in Section 8.3; (d) with respect to such additional matters relating to the Trust as may be required by law; and (e) with respect to such additional matters as the Trustees may determine to be necessary or desirable.

Each whole Share shall entitle the holder thereof to one vote as to any matter on which such it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders.

On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or Classes of Shares, except (1) when required by applicable law or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class; and (2) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

Section 5.9. Meetings of Shareholders; Action by Written Consent. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of the Shareholders shall be held at such place within the United States as shall be fixed by the Trustees. The Trustees may set in the By-Laws provisions relating to the calling of meetings, quorum requirements, conduct of meetings, notice of meetings, adjournment of meetings and related matters.

(a) The Shareholders shall take action by the affirmative vote of the holders of a majority, except in the case of the election of Trustees which shall only require a plurality, of the Shares present in person or by proxy and entitled to vote and voting or voted at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by the 1940 Act or any provision of this Declaration or the By-Laws.

(b) Any action required or permitted to be taken at a meeting of the Shareholders may be taken, at the sole discretion of the Trustees, without a meeting by written action signed by that number Shareholders holding not less than the minimum number of votes that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action is effective when it has been signed by the requisite number of Shareholders and delivered to the Secretary or Clerk of the Trust, unless a different effective time is provided in the written action.

Section 5.10. Series. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

(b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any issued or unissued Shares of any Series into one or more Series that may be established and designated from time to time or abolish any one or more Series in accordance with Section 8.2, and take such other action with respect to the Series as the Trustees may deem desirable.

(c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. Each Series shall be preferred over all other Series in respect of the assets allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable.

(d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against, a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series as provided in Section 7.2. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series as provided in Section 8.2. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

Section 5.11. Classes. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of a Class shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees and not prohibited by the 1940 Act. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may in their discretion divide or combine the Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; abolish any one or more Classes; and take such other action with respect to the Shares as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may, in their sole discretion, allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

Section 5.12. Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and in the case of a Class the relative rights and preferences of such Class, which may make reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary/Clerk or an Assistant Secretary/Clerk of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 9.1 hereof. Notwithstanding the foregoing, any Series or Class of the Trust established and designated prior to the date hereof in accordance with the terms of the Original Declaration (a “Prior Designation”), and set forth on the Restated Designation attached as Appendix A hereto, shall be deemed for all intents and purposes to have been established and designated in accordance with this Section 5.12. The Restated Designation attached hereto as Appendix A shall supercede any terms set forth in a Prior Designation. Additions or modifications to a Designation, other than termination of an existing Series or Class, shall be deemed to be an amendment to this Declaration subject to Section 8.3 hereof.

ARTICLE VI

REDEMPTION AND REPURCHASE OF SHARES

Section 6.1. Redemption of Shares. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such office or agency as may be designated from time to time for that purpose by the Trustees and in accordance with such conditions as the Trustees may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2. Price. Any Shares redeemed shall be redeemed at their net asset value, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 6.3. Payment. Payment for such Shares shall be made in cash or in property, or any combination thereof, out of the assets of the Trust or relevant Series of the Trust. The composition of any such payment (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 6.4. Redemption of Shareholder’s Interest. Subject to the provisions of the 1940 Act, the Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to:

(i) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees,

(ii) the determination by the Trustees that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended,

(iii) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity,

(iv) the failure of a Shareholder to pay when due the purchase price for the Shares issued to such Shareholder,

(v) when required for the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 5.5(c) hereof,

(vi) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares,

(vii) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class,

(viii) failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 5.6 hereof, or

(ix) when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 6.5. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of Shareholders to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE VII

DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

Section 7.1. Determination of Net Asset Value. The Trustees may in their sole discretion from time to time prescribe the time or times for determining the per Share net asset value of the Shares of the Trust or any Series thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Trust or Series thereof, and the procedures and methods for determining the net asset value of a Share of the Trust, or a Series or a Class thereof. The Trust may suspend the determination of net asset value during any period when it may suspend the right of the Shareholders to require the Trust to redeem Shares.

Section 7.2. Distributions to Shareholders. The Trustees may in their sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time for the declaration and payment by duly authorized officers of the Trust of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or in property, including any Shares or other securities of the Trust as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash, such cash may be reinvested in full and fractional Shares of the Trust as the Trustees shall direct or as the Trustees may permit a Shareholder to direct. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them; provided, however, that the composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Section 7.3. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

Section 7.4. Reserves. The Trustees may in their sole discretion set apart, from time to time, out of any funds of the Trust or Series or Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 7.5. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to this Article VII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE VIII

DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2. Termination of Trust. (a) The Trust or any Series of the Trust may be terminated at any time by the Trustees by notice to the Shareholders of the Trust or such Series as the case may be, or by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote of the Trust or such Series. Upon the termination of the Trust or any Series,

(i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the rights and powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business;

(iii) after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, to the Shareholders of the Trust or the Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of a Series involved, provided that any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

(b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust (or Series) an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

The foregoing provisions shall also apply mutatis mutandis to the termination of any Class.

Section 8.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration by an instrument in writing executed by a majority of the Trustees. Shareholders shall have the right to vote only on (i) any amendment that would affect their right to vote granted in Section 5.8 hereof; (ii) any amendment as may be required by law to be approved by Shareholders; and

(iii) any amendment submitted to them by the Trustees. Notwithstanding the foregoing, the Trustees may, without any Shareholder vote, amend this Declaration (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a Series or Class, for any reason at any time, if there are no Shares of such Series or Class outstanding at that time. Except as otherwise specifically provided in this Declaration, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least sixty-six and two-thirds percent of the Shares outstanding and entitled to vote of the Trust unless in any case such action is recommended by the Trustees, in which case the affirmative vote of a majority of the outstanding voting securities of the Trust shall be required, except that an amendment which in the determination of the Trustees shall affect the holders of one or more Series or Classes of Shares but not the holders of all outstanding Series or Classes shall be authorized by vote of such Series or Classes affected and no vote of Shareholders of a Series or Class not affected shall be required.

(b) Nothing contained in the Declaration shall permit the amendment of the Declaration (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, former Trustees, officers, employees or agents, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article IV with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

Section 8.4. Merger, Consolidation and Sale of Assets. Except as otherwise required by applicable law, the Trustees may authorize the Trust or any Series or Class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Series or Class of the Trust) or other entity (in each case, the “Surviving Entity”) or the Trustees may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. The Trustees shall provide notice to affected Shareholders of each transaction pursuant to this Section 8.4. The authority of the Trustees under this Section 8.4 with respect to the merger, reorganization or consolidation of any Class of the Trust is in addition to the authority of the Trustees under Section 5.11 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Filing. This Declaration, any amendment thereto, and any Designation executed in accordance with Section 5.12 hereof shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided, however, that the failure to so file will not invalidate this instrument or any properly authorized amendment hereto or Designation. Unless the amendment or Designation is embodied in an instrument signed by a majority of the Trustees, each amendment or Designation filed shall be accompanied by a certificate signed and acknowledged by a Trustee or authorized officer stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration. The foregoing provisions for restating the Declaration and including an amendment in the restated Declaration shall also apply, mutatis mutandis, to the restatement of Designations.

Section 9.2. Governing Law. The principal place of business of the Trust in Massachusetts is [PRINCIPAL PLACE OF BUSINESS OF THE TRUST]. The Trustees may, without the approval of Shareholders, change the principal place of business of the Trust. The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts (or any successor law), and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said Commonwealth without regard to the choice of law rules thereof.

Section 9.3. Counterparts and Headings. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart. Headings are placed herein for convenience of reference only and shall not be taken as a part thereof or control or affect the meaning, construction or effect of this instrument.

Section 9.4. Reliance by Third Parties. Anyone dealing with the Trust may rely on a certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee or officer of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted, or the identity of any officers elected, by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust.

Section 9.5. Provisions in Conflict with Law. All provisions of this Declaration shall be construed, to the extent reasonably possible, in a manner consistent with applicable law. If, notwithstanding the foregoing, any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first written above.

APPENDIX A

DWS INVESTMENTS VIT FUNDS

RESTATED DESIGNATION OF SERIES AND CLASSES OF

SHARES OF BENEFICIAL INTEREST

WHEREAS, the Trustees of the Trust, acting pursuant to the Trust’s declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a “Series”) pursuant to one or more designations of series (the “Prior Series Designations”) and have previously established and designated one or more classes of Shares (each, a “Class”) for some or all of the Series pursuant to one or more designations of classes (the “Prior Class Designations,” such Prior Series Designations and Prior Class Designations referred to herein collectively as the “Prior Designations”);

WHEREAS, in connection with the adoption of an Amended and Restated Declaration of Trust dated as of [                    ] (the “Declaration”), as set forth in Section 5.12 of the Declaration, the previously established and designated Series and Classes are to be included on a restated designation.

NOW THEREFORE, the Trustees of the Trust, effective [                    ] hereby restate the Trust’s Prior Designations, the terms of this restated designation to supercede any terms set forth in the Prior Designations.

1. The following series of Shares and Classes thereof are established and designated, the Shares of such Series and Classes to be subject to the terms of, and entitled to all the rights and preferences accorded to Shares of a Series, and, if applicable, a Class under, the Declaration and this restated designation:

DWS Equity 500 Index VIP	Class A Class B Class B2

DWS Small Cap Index VIP	Class A Class B

DWS RREEF Real Estate Securities VIP	Class A Class B

2. For Shares of a Class of a Series, the relative rights and preferences of such Class shall be as determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the Trust’s Multi-Distribution System Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may be amended from time to time, or as otherwise required by applicable law. The Shares of a Class of a Series shall have such other terms, features and qualifications as may be determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the current prospectus and statement of additional information of the Series relating to such Class, contained in the Trust’s registration statement under the Securities Act of 1933, as amended, as such prospectus or statement of additional information may be further supplemented from time to time.

3. The designation of the Series and Classes hereby shall not impair the power of the Trustees from time to time to designate additional Series and Classes of Shares of the Trust.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have executed this instrument as of this          day of [                                                 ].

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

APPENDIX R

FUND SHARES OUTSTANDING

The table below sets forth the number of shares outstanding for each Fund as of February 10, 2006.

Fund	Number of Shares Outstanding
DWS Equity 500 Index VIP – Class A	82,722,979.48
DWS Equity 500 Index VIP – Class B	5,091,550.60
DWS Equity 500 Index VIP – Class B2	4,377,643.69
DWS Small Cap Index VIP – Class A	30,982,731.58
DWS Small Cap Index VIP – Class B	3,214,158.39
DWS RREEF Real Estate Securities VIP – Class A	568,436.91
DWS RREEF Real Estate Securities VIP – Class B	2,053,344.68

R-1

APPENDIX S

OWNERS OF 5% OR MORE OF A CLASS OF FUND SHARES

DWS EQUITY 500 INDEX VIP—CLASS A

Name and Address of Owner	Number of Shares	Percentage of Ownership
LINCOLN NATIONAL LIFE INSURANCE VARIABLE LIFE ACCOUNT M FORT WAYNE IN 46802-3506	28,765,407.61	34.77%

LINCOLN NATIONAL LIFE SEPARATE ACCT 27 MF ACCOUNTING FORT WAYNE IN 46802-3518	15,591,084.62	18.85%

ZURICH DESTINATIONS/ FARMERS FUND C/O KILICO ATTN INVESTMENT ACCOUNTING LL-2W GREENVILLE SC 29602-9097	14,350,670.19	17.35%

ALLMERICA FINANCIAL LIFE INS ATTN SEPARATE ACCTS MAIL STOP S-310 WORCESTER MA 01653-0002	6,654,302.85	8.04%

PHOENIX HOME LIFE INSURANCE CO ATTN BRIAN COOPER RENSSELAER NY 12144-9681	4,512,427.57	5.45%

DWS EQUITY 500 INDEX VIP—CLASS B

Name and Address of Owner	Number of Shares	Percentage of Ownership
LINCOLN NATIONAL LIFE INSURANCE VARIABLE LIFE ACCOUNT M FORT WAYNE IN 46802-3506	2,451,947.18	48.16%

INTEGRITY LIFE INSURANCE CO ACCOUNT # XX LOUISVILLE KY 40202-3333	1,053,919.43	20.70%

NATIONAL INTEGRITY LIFE INS CO ACCOUNT # XX LOUISVILLE KY 40202-3333	929,113.56	18.25%

LINCOLN NATIONAL LIFE INS SEPARATE ACCOUNT M1 FORT WAYNE IN 46802-3506	318,694.72	6.26%

LINCOLN BENEFIT LIFE VARIABLE ACCOUNT ATTN ACCTNG FINANCIAL CONTROL TEAM VERNON HILLS IL 60061-1826	290,608.19	5.71%

DWS EQUITY 500 INDEX VIP—CLASS B2

Name and Address of Owner	Number of Shares	Percentage of Ownership
THE MANUFACTURERS LIFE INS CO (USA) BOSTON MA 02116-3787	3,512,703.25	80.24%

TRAVELERS LIFE & ANNUITY COMPANY HARTFORD CT 06103-3432	498,535.53	11.39%

TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT HARTFORD CT 06199-0027	355,980.68	8.13%

DWS RREEF REAL ESTATE SECURITIES VIP—CLASS A

Name and Address of Owner	Number of Shares	Percentage of Ownership
STATE STREET BANK & TR CUST FBO SVSII SCUD GROWTH STRAT PORT ATTN MARYLOU MCPHEE ADAMS BLDG 2 NORTH JPB2N 1776 HERITAGE DR NORTH QUINCY MA 02171-2119	308,398.10	54.25%

STATE STREET BANK & TR CUST FBO SVSII SCUD GRWTH & INC STRAT PORT ATTN MARYLOU MCPHEE ADAMS BLDG 2 NORTH JPB2N 1776 HERITAGE DR NORTH QUINCY MA 02171-2119	214,171.65	37.68%

STATE STREET BANK & TR CUST FBO SVSII SCUD INC & GRWTH STRAT PORT ATTN MARYLOU MCPHEE ADAMS BLDG 2 NORTH JPB2N 1776 HERITAGE DR NORTH QUINCY MA 02171-2119	40,654.70	7.15%

DWS RREEF REAL ESTATE SECURITIES VIP—CLASS B

Name and Address of Owner	Number of Shares	Percentage of Ownership
THE MANUFACTURERS LIFE INS CO (USA) 500 BOYLSTON ST STE 400 BOSTON MA 02116-3787	1,374,288.50	66.93%

TRAVELERS LIFE & ANNUITY COMPANY 1 CITYPLACE HARTFORD CT 06103-3432	362,810.72	17.67%

TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT PO BOX 990027 HARTFORD CT 06199-0027	315,428.78	15.36%

DWS SMALL CAP INDEX VIP—CLASS A

Name and Address of Owner	Number of Shares	Percentage of Ownership
LINCOLN NATIONAL LIFE INSURANCE VARIABLE LIFE ACCOUNT M 1300 S CLINTON ST FORT WAYNE IN 46802-3506	13,820,156.32	44.61%

TRAVELERS INSURANCE COMPANY ATTN SHAREHOLDER ACCOUNTING UNIT PO BOX 990027 HARTFORD CT 06199-0027	3,015,407.01	9.73%

MASSMUTUAL LIFE INS CO 1295 STATE STREET SPRINGFIELD MA 01111-0001	2,171,87.48	7.01%

CM LIFE INSURANCE CO 1295 STATE STREET SPRINGFIELD MA 01111-0001	2,007,449.96	6.48%

DWS SMALL CAP INDEX VIP—CLASS B

Name and Address of Owner	Number of Shares	Percentage of Ownership
LINCOLN NATIONAL LIFE INSURANCE VARIABLE LIFE ACCOUNT M 1300 S CLINTON ST FORT WAYNE IN 46802-3506	1,453,242.30	45.21%

JEFFERSON PILOT FINANCIAL INS CO JPF SEPARATE ACCOUNT A 1 GRANITE PL MSC 1S03 CONCORD NH 03301-3528	860,155.56	26.76%

INTEGRITY LIFE INSURANCE CO ACCOUNT # XX 400 BROADWAY ST CINCINNATI OH 45202-3312	171,786.68	5.34%

APPENDIX T

ALLOCATION OF COSTS

Each Fund will pay its own allocable share of the cost of preparing, printing and mailing the enclosed Proxy Card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph (all such costs are referred to as the “Proxy Costs”). The amount borne by each Fund amounts to approximately the percentage of average net assets as set forth below for that Fund, based on November 28, 2005 net assets for each Fund.

Fund	Allocated Expense	Allocated Cost as a % of Average Net Assets
DWS Equity 500 Index VIP	$15,054	0.001%
DWS Small Cap Index VIP	$6,565	0.001%
DWS RREEF Real Estate Securities VIP	$558	0.001%

T-1

EYE.95-VIT

P.O. BOX 9112

FARMINGDALE, NY 11735

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL.

PROXY

SPECIAL MEETING OF SHAREHOLDERS – May 05, 2006

The undersigned hereby appoints John Millette, Patricia DeFilippis and Caroline Pearson, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154 on May 05, 2006, at 4:00 p.m., Eastern time, and at any adjournments thereof.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF THE PROPOSALS.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated , 2006

SIGNATURE(S) OF SHAREHOLDER(S)	(Sign in the Box)

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

DWS 5 PROXY sc

PLEASE REFER TO PROXY STATEMENT TO SEE WHICH PROPOSAL IS APPLICABLE TO YOUR FUND(S).

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Please fill in box as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

PROPOSAL I Election of Board Members				FOR ALL NOMINEES LISTED (EXCEPT AS NOTED AT LEFT)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LITED
NOMINEES:	(01) Henry P. Becton, Jr.	(06) Richard J. Herring	(10) William N. Searcy, Jr.
	(02) Dawn-Marie Driscoll	(07) Graham E. Jones	(11) Jean Gleason Stromberg
	(03) Keith R. Fox	(08) Rebecca W. Rimel	(12) Carl W. Vogt
	(04) Kenneth C. Froewiss	(09) Philip Saunders, Jr.	(13) Axel Schwarzer
	(05) Martin J. Gruber			O	O		I.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY BELOW.

				FOR	AGAINST	ABSTAIN
PROPOSAL II-A
Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc.				O	O	O	II-A.

PROPOSAL II-B
Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.				O	O	O	II-B.

PROPOSAL II-C
Approval of a Sub-Adviser Approval Policy.				O	O	O	II-C.

PROPOSAL III
Approval of revised fundamental investment restrictions on:

	III-A. Borrowing Money	III-G. Commodities		FOR ALL (EXCEPT AS INDICATED)	AGAINST ALL	ABSTAIN ALL
	III-B. Pledging Assets	III-H. Lending
	III-C. Senior Securities	III-I. Diversification
	III-D. Concentration	III-J. Investing for Control
	III-E. Underwriting of Securities	III-K. Oil, Gas and Mineral Programs		O	O	O	III.
III-F. Real Estate Investments

INSTRUCTIONS: IF YOU WISH TO WITHHOLD A VOTE FROM A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE SUB-PROPOSAL ON THE LINE BELOW AND INDICATE A “VOTE AGAINST” OR AN “ABSTENTION”.

				FOR	AGAINST	ABSTAIN
PROPOSAL IV-A
Approval of Amended and Restated Declaration of Trust.				O	O	O	IV-A.

PROPOSAL IV-B
Approval of Further Amendments to the Amended and Restated Declaration of Trust.				O	O	O	IV-B.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.

DWS 5 PROXY sc

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL.

VOTING INSTRUCTION FORM

SPECIAL MEETING OF SHAREHOLDERS – May 05, 2006

This Voting Instruction Form is solicited by the above referenced insurance company (the “Company”) for its contract holders and contract participants who hold unit values in the separate account of the Company that invests in the above named fund (the “Fund”) and who are entitled to instruct the Company on how to vote shares held by the separate account.

The undersigned contract holder or contract participants instructs the Company to vote at the Special Meeting of Shareholders on May 05, 2006, at 4:00 p.m., Eastern Time, and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Voting Instruction Form. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting and Proxy Statement. IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

If you fail to return this Voting Instruction Form, depending on your separate account, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract holders in the separate account.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Date

SIGNATURE(S) OF SHAREHOLDER(S)	(Sign in the Box)
IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

DWS 5 VIC (sc)

PLEASE REFER TO PROXY STATEMENT TO SEE WHICH PROPOSAL IS APPLICABLE TO YOUR FUND(S).

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Please fill in box as shown using black or blue ink or number 2 pencil.   ☒

PLEASE DO NOT USE FINE POINT PENS.

PROPOSAL I Election of Board Members				FOR ALL NOMINEES LISTED (EXCEPT AS NOTED AT LEFT)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED

NOMINEES:	(01) Henry P. Becton, Jr.	(06) Richard J. Herring	(10) William N. Searcy, Jr.
	(02) Dawn-Marie Driscoll	(07) Graham E. Jones	(11) Jean Gleason Stromberg
	(03) Keith R. Fox	(08) Rebecca W. Rimel	(12) Carl W. Vogt
	(04) Kenneth C. Froewiss	(09) Philip Saunders, Jr.	(13) Axel Schwarzer
	(05) Martin J. Gruber			O	O		I.
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY BELOW.

				FOR	AGAINST	ABSTAIN
PROPOSAL II-A
Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc.				O	O	O	II-A.

PROPOSAL II-B
Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.				O	O	O	II-B.

PROPOSAL II-C
Approval of a Sub-Adviser Approval Policy.				O	O	O	II-C.

PROPOSAL III
Approval of revised fundamental investment restrictions on:
				FOR ALL (EXCEPT AS INDICATED)	AGAINST ALL	ABSTAIN ALL
	III-A. Borrowing Money	III-G. Commodities
	III-B. Pledging Assets	III-H. Lending
	III-C. Senior Securities	III-I. Diversification
	III-D. Concentration	III-J. Investing for Control		O	O	O	III.
	III-E. Underwriting of Securities	III-K. Oil, Gas and Mineral Programs
III-F. Real Estate Investments

INSTRUCTIONS: IF YOU WISH TO WITHHOLD A VOTE FROM A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE SUB-PROPOSAL ON THE LINE BELOW AND INDICATE A “VOTE AGAINST” OR AN “ABSTENTION”.

				FOR	AGAINST	ABSTAIN
PROPOSAL IV-A
Approval of Amended and Restated Declaration of Trust.				O	O	O	IV-A.

PROPOSAL IV-B
Approval of Further Amendments to the Amended and Restated Declaration of Trust.				O	O	O	IV-B.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE.

DWS 005 (sc)